                        MORTGAGE LOAN PURCHASE AGREEMENT
                               (WELLS FARGO LOANS)

                  Mortgage Loan Purchase Agreement ("Agreement"), dated as of July 1, 1999, between Wells Fargo Bank, National Association (the "Seller"), and Bear Stearns Commercial Mortgage Securities Inc. (the "Purchaser").

                  The Seller agrees to sell and the Purchaser agrees to purchase certain mortgage loans listed on Exhibit 1 hereto (the "Mortgage Loans") as described herein. The Purchaser will convey the Mortgage Loans to a trust (the "Trust") created pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), to be dated as of July 1, 1999 (the "Cut-Off Date"), between the Purchaser, as depositor, Wells Fargo Bank, National Association, as servicer (the "Servicer"), GMAC Commercial Mortgage Corporation, as special servicer (the "Special Servicer"), Norwest Bank, Minnesota, National Association, as paying agent, LaSalle National Bank, as trustee (the "Trustee") and ABN Amro Bank, N.V., as fiscal agent (the "Fiscal Agent"). In exchange for the Mortgage Loans and certain other mortgage loans (the "Bear Stearns Mortgage Loans"), the Trust will issue to the Purchaser pass-through certificates to be known as and Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-WF2 (the "Certificates"). The Certificates will be issued pursuant to the Pooling and Servicing Agreement.

                  Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

                  The Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F and Class X Certificates (the "Public Certificates") will be sold by the Purchaser to Bear Stearns & Co., Inc. ("Bear Stearns"), Morgan Stanley & Co. Incorporated ("Morgan") and Norwest Investment Services, Inc. ("Norwest") (collectively, the "Initial Purchasers") pursuant to an Underwriting Agreement, between the Purchaser and the Initial Purchasers, dated as of June __, 1999 (the "Underwriting Agreement") and the Class G, Class H, Class I, Class J, Class K, Class L, Class M, Class R-I, Class R-II and Class R-III Certificates (the "Private Certificates") will be sold by the Purchaser to Bear Stearns pursuant to a Certificate Purchase Agreement, between the Purchaser and Bear Stearns, dated as of June 15, 1999 (the "Certificate Purchase Agreement"). The Initial Purchasers will offer the Public Certificates for sale publicly pursuant to a Prospectus dated August 18, 1998 ("the "Prospectus"), as supplemented by a preliminary Prospectus Supplement dated June 9, 1999 (such Prospectus, preliminary Prospectus Supplement and the diskette delivered therewith, collectively, the "Preliminary Prospectus Supplement") and as further supplemented and amended by a final Prospectus Supplement dated June 15, 1999 (such Prospectus, final Prospectus Supplement and the diskette delivered therewith, collectively, the "Final Prospectus Supplement"), and Bear Stearns will offer the Private Certificates for sale in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to a Private Placement Memorandum to be dated June 15, 1999 (the "Memorandum").

                  In consideration of the mutual agreements contained herein, the Seller and the Purchaser hereby agree as follows:

                  SECTION 1. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, on a servicing released basis, the Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit 1, as such schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. The sale of the Mortgage Loans shall take place on June 29, 1999 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The purchase price to be paid by the Purchaser for the Mortgage Loans shall equal the amount set forth as such purchase price in the letter between the Seller and the Purchaser dated as of the Closing Date. Such purchase price shall be paid to the Seller by wire transfer in immediately available funds on the Closing Date.

                  On the Closing Date, the Purchaser will assign to the Trustee pursuant to the Pooling and Servicing Agreement all of its right, title and interest in and to the Mortgage Loans and its rights under this Agreement (to the extent set forth in Section 14), and the Trustee shall succeed to such right, title and interest in and to the Mortgage Loans and the Purchaser's rights under this Agreement (to the extent set forth in Section 14).

                  SECTION 2. Conveyance of Mortgage Loans. Effective as of the Closing Date, subject only to receipt of the consideration referred to in
Section 1 hereof and the satisfaction of the conditions specified in Sections 6 and 7 hereof, the Seller does hereby transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of the Closing Date. The Mortgage Loan Schedule, as it may be amended from time to time, on or prior to the Closing Date shall conform to the requirements of this Agreement and the Pooling and Servicing Agreement. In connection with such transfer and assignment, the Seller shall deliver to the Trustee, on behalf of the Purchaser, on or prior to the Closing Date, the Mortgage Note (as described in clause (i) below) for each Mortgage Loan. In addition, not later than the 30th day following the Closing Date, the Seller shall deliver to the Trustee each of the remaining documents or instruments specified below (with such exceptions as are permitted by this Section) with respect to each Mortgage Loan (each, a "Mortgage File"). (The Seller acknowledges that the term "without recourse" does not modify the duties of the Seller under Section 5 hereof.)

                  All Mortgage Files, or portions thereof, delivered prior to the Closing Date are to be held by the Trustee in escrow on behalf of the Seller at all times prior to the Closing Date. The Mortgage Files shall be released from escrow upon closing of the sale of the Mortgage Loans and payments of the purchase price therefor as contemplated hereby. The Mortgage File for each Mortgage Loan shall contain the following documents:

                  (i) each original Mortgage Note, bearing, or accompanied by, all prior and intervening endorsements or assignments showing a complete chain of endorsement or assignment from the originator of the Mortgage Loan to the Seller, and further endorsed, on its face or by allonge attached thereto, without recourse, to the order of the Trustee in the following form: "Pay to the order of LaSalle Bank, National Association, as trustee for the registered Holders of Bear Stearns Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates, Series 1999-WF2, without recourse, representation or warranty, express or implied" or if the original Mortgage Note is not included therein, then a lost note affidavit containing a customary indemnification provision with a copy of the Mortgage Note attached thereto;

                  (ii) the original Mortgage (or a certified copy thereof from the applicable recording office) and originals (or certified copies from the applicable recording office) of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the Seller, in each case with evidence of recording indicated thereon, or certified by a title insurance company or escrow company to be a true copy thereof; provided that if such original Mortgage cannot be delivered prior to the Closing Date because of a delay caused by the public recording office where such original Mortgage has been delivered for recordation or because the original Mortgage has been lost, the Seller shall deliver or cause to be delivered to the Trustee a true and correct copy of such Mortgage together with, in the case of a delay caused by a public recording office, an Officer's Certificate of the Seller stating that such original Mortgage has been sent to the appropriate public recording official for recordation, or, in the case of an original Mortgage having been lost after recordation, a copy of such Mortgage certified by the appropriate public recording office where such Mortgage is recorded to be a true and complete copy of such original Mortgage, or in the case of an original blanket intervening Assignment retained by the Seller, a copy thereof certified by the Seller or, if any original intervening Assignment has not been returned from the applicable public recording office or has been lost, the Seller shall deliver or cause to be delivered to the Trustee a true and correct copy of such Assignment together with, in the case of a delay caused by a public recording office, an Officer's Certificate of the Seller stating that such original Assignment has been sent to the appropriate public recording official for recordation, or, in the case of an original Assignment having been lost after recordation, a copy of such Assignment certified by the appropriate public recording office where such Assignment is recorded to be a true and complete copy of such original Assignment;

                  (iii) an original assignment of the Mortgage, in recordable form, to "LaSalle Bank, National Association, as trustee for the registered Holders of Bear Stearns Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates, Series 1999-WF2";

                  (iv) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage) and the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the Seller, in each case with evidence of recording thereon or, if any original Assignment of Leases has not been returned from the applicable public recording office or has been lost, the Seller shall deliver or cause to be delivered to the Trustee a true and correct copy of such Assignment of Leases together with, in the case of a delay caused by a public recording office, an Officer's Certificate of the Seller stating that such original Assignment of Leases has been sent to the appropriate public recording official for recordation, or, in the case of an original Assignment of Leases having been lost after recordation, a copy of such Assignment of Leases certified by the appropriate public recording office where such Assignment of Leases is recorded to be a true and complete copy of such original Assignment of Leases;

                  (v) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form, executed by the Seller in favor of the Trustee (in such capacity);

                  (vi) an original or copy of any related Security Agreement (if such item is a document separate from the Mortgage) and the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the Seller, in each case with evidence of recording thereon;

                  (vii) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage), in recordable form, executed by the Seller in favor of the Trustee (in such capacity);

                  (viii) originals or copies of all consolidation, assumption, modification, written assurance and substitution agreements and all Money Term or otherwise material modifications, with evidence of recording thereon, where appropriate, in those instances where the terms or provisions of the Mortgage, Mortgage Note or any related security document have been consolidated or modified or the Mortgage Loan has been assumed;

                  (ix) the original lender's title insurance policy or a copy thereof effective as of the date of the recordation of the Mortgage Loan, together with all endorsements or riders that were issued with or subsequent to the issuance of such policy, or if the policy has not yet been issued, an original or copy of a written commitment, interim binder or the pro forma title insurance policy, dated as of the date on which the related Mortgage Loan was funded with the original title insurance policy to follow within 180 days of the Closing Date or a preliminary title report with an original title insurance policy to follow within 180 days of the Closing Date;

                  (x) the original or a copy of any guaranty of the obligations of the Mortgagor under the Mortgage Loan;

                  (xi) all UCC Financing Statements, assignments thereof and continuation statements, or copies thereof, sufficient to perfect (and maintain the perfection of) the security interest held by the originator of the Mortgage Loan (and each assignee prior to the Trustee) in and to the personalty of the Mortgagor at the Mortgaged Property (in each case with evidence of filing thereon), and to transfer such security interest to the Trustee;

                  (xii) the original power of attorney or a copy thereof (with evidence of recording thereon) granted by the Mortgagor if the Mortgage, any Mortgage Note or other document or instrument referred to above was not signed by the Mortgagor;

                  (xiii) with respect to any Mortgage Loan with Additional Debt that is subordinate to such Mortgage Loan, any subordination agreement, pursuant to which such Additional Debt is subordinated to such Mortgage Loan;

                  (xiv) copies of ground leases related to any Mortgage Loan where the Mortgagor is the lessee under such lease and there is a lien in favor of the mortgagee in such lease;

                  (xv)    any survey of the related Mortgaged Property;

                  (xvi) any additional documents required to be added to the Mortgage File pursuant to this Agreement;

                  (xvii) an original or copy of any lock-box agreements, intercreditor agreements and management agreements related to any Mortgage Loan;

                  (xviii) an original or copy of any environmental reports and environmental indemnification agreements related to any Mortgage Loan; and

                  (xix) an original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan, together with the original supporting documentation evidencing a beneficial transfer, in favor of "LaSalle Bank, National Association, as trustee for Bear Stearns Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates, Series 1999-WF2.

                  "Officer's Certificate" shall mean a certificate signed by one or more of the Chairman of the Board, any Vice Chairman, the President, any Senior Vice President, any Vice President, any Assistant Vice President, any Treasurer, any Assistant Treasurer or any Servicing Officer (as defined in the Pooling and Servicing Agreement).

                  The assignment of Mortgage, assignment of Assignment of Leases and assignment of UCC financing statement referred to in clauses (iv), (v),
(vii) and (xi) may be in the form of a single instrument assigning the Mortgage, Assignment of Leases and UCC financing statement to the extent permitted by applicable law. The Seller will deliver the original Mortgage Note to the Trustee, on behalf of the Purchaser, endorsed in blank, to effect the transfer to the Purchaser of the Mortgage Notes and all related deeds of trust, mortgages and other loan documents specified above. Concurrently herewith, the Purchaser has contracted to sell the Mortgage Loans to the Trustee on behalf of the Certificateholders. To avoid the unnecessary expense and administrative inconvenience associated with the execution and recording or filing of multiple assignments of mortgages, assignments of leases (to the extent separate from the mortgages) and assignments of UCC financing statements, the Seller shall execute, in accordance with the third succeeding paragraph, assignments of mortgages, the assignments of leases (to the extent separate from the mortgages) and assignments of UCC financing statements relating to the Mortgage Loans naming the Trustee on behalf of the Certificateholders as assignee. Notwithstanding the fact that such assignments of mortgages, assignments of leases (to the extent separate from the assignments of mortgages) and the assignments of UCC financing statements shall name the Trustee on behalf of the Certificateholders as the assignee, the parties hereto acknowledge and agree that the Mortgage Loans shall for all purposes be deemed to have been transferred from the Seller to the Purchaser and from the Purchaser to the Trustee on behalf of the Certificateholders.

                  If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original Mortgage Note, the Seller shall deliver a copy or duplicate original of such Mortgage Note, together with an affidavit certifying that the original thereof has been lost or destroyed and indemnification of the Purchaser and of the Trustee on behalf of the Trust Fund against any losses that the Trust Fund may incur by reason of such lost or destroyed Mortgage Note. If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, any of the documents and/or instruments referred to in clauses (ii), (iv), (vi), (vii) and (viii) above, with evidence of recording thereon, solely because of a delay caused by the public recording office where such document or instrument has been delivered for recordation, the delivery requirements of this Mortgage Loan Purchase Agreement shall be deemed to have been satisfied as to such non-delivered document or instrument provided that a photocopy of such non-delivered document or instrument (certified by the Seller to be a true and complete copy of the original thereof submitted for recording) is delivered to the Purchaser, the Trustee or a Custodian appointed thereby on or before the Closing Date, and either the original of such non-delivered document or instrument, or a photocopy thereof (certified by the appropriate county recorder's office, in the case of the documents and/or instruments referred to in clause (ii) above to be a true and complete copy of the original thereof submitted for recording), with evidence of recording thereon, is delivered to the Purchaser, the Trustee or such Custodian within 180 days of the Closing Date (or within such longer period after the Closing Date as the Purchaser may consent to, which consent shall not be unreasonably withheld so long as the Seller is, as certified in writing to the Purchaser and the Trustee no less often than every 90 days, in good faith attempting to obtain from the appropriate county recorder's office such original or photocopy). If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, any of the documents and/or instruments referred to in the definition of "Mortgage File", with evidence of recording thereon, for any other reason, including, without limitation, that such non-delivered document or instrument has been lost, the delivery requirements of this paragraph shall be deemed to have been satisfied as to such non-delivered document or instrument and such non-delivered document or instrument shall be deemed to have been included in the Mortgage File, provided that a photocopy of such non-delivered document or instrument (with evidence of recording thereon and certified in the case of the documents and/or instruments referred to in clause (ii) above by the appropriate county recorder's office to be a true and complete copy of the original thereof submitted for recording) is delivered to the Purchaser, the Trustee or a Custodian appointed thereby on or before the Closing Date together with an affidavit certifying that the original thereof has been lost or destroyed. With respect to any Mortgage Loan, notwithstanding the foregoing, the Seller may deliver a UCC-3 on or before the Closing Date that does not contain the filing information for the related UCC-1 and/or UCC-2 if such UCC-1 and/or UCC-2 has not been returned to the Seller by the applicable filing office, and the Seller may deliver an assignment referred to in clauses (iii), (v) or (vii) above that does not contain the recording information for the related Mortgage, Assignment of Leases or Security Agreement, as applicable, if such Mortgage, Assignment of Leases or Security Agreement has not been returned to the Seller by the applicable recording office. The Seller hereby authorizes the Purchaser, acting in its stead and on its behalf, to fill in any missing filing or recording information or any instrument or document required to be delivered pursuant to this paragraph.

                  Except under the circumstances provided for in the last sentence of this paragraph, the Seller shall as to each Mortgage Loan, promptly (and in any event within 45 days of the later of the Closing Date and the Purchaser's and Trustee's actual receipt of the related documents) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, as appropriate, each assignment referred to in clauses (iii), (v) and (vii) above and each UCC-3 to the Trustee. Each such assignment shall reflect that it should be returned by the public recording office to the Trustee or its designee following recording, and each such UCC-3 shall reflect that the file copy thereof should be returned to the Trustee or its designee following filing. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Purchaser, the Trustee or a Custodian or its agent shall prepare or cause to be prepared a substitute therefor or cure such defect, as the case may be, and thereafter the Trustee shall upon receipt thereof cause the same to be duly recorded or filed, as appropriate. The Purchaser shall execute, or cause the Seller to execute any replacement document or instrument being filed in substitution for any such lost or returned unrecorded or unfiled document or instrument and assist the Purchaser, the Trustee or a Custodian or its agent in recording or filing such documents or instruments. Notwithstanding the foregoing, there shall be no requirement to record any assignment to the Trustee referred to in clause (iii), (v) or (vii) above, or to file any UCC-3 referred to in clause (xi) above in those jurisdictions where, in the written opinion of local counsel of Purchaser, the Trustee or a Custodian acceptable to the Purchaser and the Trustee, such recordation and/or filing is not required to protect the Purchaser's or the Trustee's interest in the Mortgage Loans against sale, further assignment, satisfaction or discharge by the Seller or the Purchaser.

                  The Trustee, as assignee or transferee of the Purchaser for the benefit of the holders of the Certificates, shall be entitled to all scheduled payments of principal due after the Cut-Off Date, all other payments of principal collected after the Cut-Off Date (other than scheduled payments of principal due on or before the Cut-Off Date), and all payments of interest on the Mortgage Loans allocable to the period commencing on the Cut-Off Date. All scheduled payments of principal and interest due on or before the Cut-Off Date and collected after the Cut-Off Date shall belong to the Seller.

                  All documents relating to the Mortgage Loans that are not required to be delivered to the Trustee, shall be shipped by the Seller to the Servicer, on behalf of the Purchaser, on or prior to the Closing Date.

                  Upon the sale of the Mortgage Loans by the Seller to the Purchaser pursuant to this Agreement, the ownership of each Mortgage Note, Mortgage and the other contents of the related Mortgage File shall be vested in the Purchaser and its assigns, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller shall immediately vest in the Purchaser and its assigns, and shall be delivered promptly by the Seller either to the Trustee or the Servicer as set forth herein. The Seller's records shall reflect the transfer of each Mortgage Loan to the Purchaser and its assigns as a sale.

                  The Seller shall cause all funds on deposit in escrow accounts maintained with respect to the Mortgage Loans in the name of the Seller or any other name to be transferred to the Servicer promptly after the Closing Date, but in all events within three (3) business days after the Closing Date.

                  It is the express intent of the parties hereto that the conveyance of the Mortgage Loans and related property to the Purchaser, by the Seller as provided in this Section 2 be, and be construed as, an absolute sale of the Mortgage Loans and related property. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans and related property by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans or any related property is held to be the property of the Seller, or if for any other reason this Agreement is held or deemed to create a security interest in the Mortgage Loans or any related property, then:

                  (i) this Agreement shall be deemed to be a security agreement; and

                  (ii) the conveyance provided for in this Section 2 shall be deemed to be a grant by the Seller to the Purchaser, of a security interest in all of the Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

                         (A) All accounts, general intangibles, chattel paper,
                  instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the Mortgage Loans identified on the Mortgage Loan Schedule, including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable on and after the Cut-off Date, all substitute or replacement Mortgage Loans and all distributions with respect thereto, and the Mortgage Files;

                         (B) All accounts, general intangibles, chattel paper,
                  instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (A) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

                         (C) All cash and non-cash proceeds of the collateral
                  described in clauses (A) and (B) above.

                  The possession by the Purchaser or its designee of the Mortgage Notes, the Mortgages, and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305 and 9-115 thereof) as in force in the relevant jurisdiction. Notwithstanding the foregoing, the Seller makes no representation or warranty as to the perfection of any such security interest.

                  Notifications to Persons holding such property, and acknowledgments, receipts, or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or Persons holding for, the Purchaser or its designee, as applicable, for the purpose of perfecting such security interest under applicable law.

                  The Seller shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. In such case, the Seller shall file all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect such security interest in such property. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as in force in the relevant jurisdiction.

                  Notwithstanding anything to the contrary contained herein, the Purchaser shall not be required to purchase any Mortgage Loan as to which any Mortgage Note (as described in clause (i) above) required to be delivered to the Trustee or the Servicer pursuant to this Section 2 on or before the Closing Date is not so delivered or deemed to be delivered, or is not properly executed or is defective on its face, and the Purchaser's acceptance of the related Mortgage Loan on the Closing Date shall in no way constitute a waiver of such omission or defect or of the Purchaser's or its successors' and assigns' rights in respect thereof pursuant to Section 5.

                  SECTION 3. Examination of Mortgage Files and Due Diligence Review. The Seller shall (i) deliver to the Purchaser on or before the Closing Date a diskette acceptable to the Purchaser which contains such information about the Mortgage Loans as may be reasonably requested by the Purchaser, (ii) deliver to the Purchaser investor files (collectively the "Collateral Information") with respect to the assets proposed to be included in the Mortgage Pool and made available at the Purchaser's headquarters in New York, and (iii) otherwise cooperate fully with the Purchaser in its examination of the credit files, underwriting documentation and Mortgage Files for the Mortgage Loans and its due diligence review of the Mortgage Loans. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the credit files, underwriting documentation or Mortgage Files for the Mortgage Loans shall not affect the right of the Purchaser or the Trustee to cause the Seller to cure any Material Document Defect or Material Breach (each as defined below), or to repurchase or replace the defective Mortgage Loans pursuant to
Section 5 of this Agreement.

                  On or prior to the Closing Date, the Seller shall allow representatives of any of the Purchaser, each Initial Purchaser, the Trustee, the Special Servicer and each Rating Agency to examine and audit all books, records and files pertaining to the Mortgage Loans, the Seller's underwriting procedures and the Seller's ability to perform or observe all of the terms, covenants and conditions of this Agreement. Such examinations and audits shall take place at one or more offices of the Seller during normal business hours and shall not be conducted in a manner that is disruptive to the Seller's normal business operations upon reasonable advance prior notice. In the course of such examinations and audits, the Seller will make available to such representatives of any of the Purchaser, each Initial Purchaser, the Trustee, the Special Servicer and each Rating Agency reasonably adequate facilities, as well as the assistance of a sufficient number of knowledgeable and responsible individuals who are familiar with the Mortgage Loans and the terms of this Agreement, and the Seller shall cooperate fully with any such examination and audit in all material respects. On or prior to the Closing Date, the Seller shall provide the Purchaser with all material information regarding the Seller's financial condition and access to knowledgeable financial or accounting officers for the purpose of answering questions with respect to the Seller's financial condition, financial statements as provided to the Purchaser or other developments affecting the Seller's ability to consummate the transactions contemplated hereby or otherwise affecting the Seller in any material respect.

                  The Purchaser shall keep confidential any information regarding the Seller that has been delivered into the Purchaser's possession and that is not otherwise publicly available; provided, however, that such information shall not be kept confidential (and the right to require confidentiality under any confidentiality agreement is hereby waived) to the extent such information is required to be included in the Memorandum, the Prospectus Supplement or the Purchaser is required by law or court order to disclose such information.

                  SECTION 4. Representations and Warranties of the Seller and the Purchaser. (a) To induce the Purchaser to enter into this Agreement, the Seller hereby makes for the benefit of the Purchaser and its assigns with respect to each Mortgage Loan as of the date hereof (or as of such other date specifically set forth in the particular representation and warranty) each of the representations and warranties set forth on Exhibit 2 hereto, subject to any exceptions set forth on Schedule 1 to Exhibit 2 hereto, and hereby further represents and warrants to the Purchaser as of the date hereof that:

                  (i) The Seller is duly organized and is validly existing as a national banking association in good standing under the laws of the United States of America. The Seller has the requisite power and authority and legal right to own the Mortgage Loans and to transfer and convey the Mortgage Loans to the Purchaser and has the requisite power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement.

                  (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller, and assuming the due authorization, execution and delivery hereof by the Purchaser, this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable in accordance with its terms, except as such enforcement may be limited by (a) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (b) other laws relating to or affecting the rights of creditors generally, (c) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (d) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification from liabilities under applicable securities laws.

                  (iii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance of or compliance by the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (a) such qualifications as may be required under state securities or blue sky laws, (b) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with the Seller's sale of the Mortgage Loans to the Purchaser, (c) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained and (d) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

                  (iv) Neither the transfer of the Mortgage Loans to the Purchaser, nor the execution, delivery or performance of this Agreement by the Seller, conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (a) any term or provision of the Seller's articles of association or by-laws, (b) any term or provision of any material agreement, contract, instrument or indenture, to which the Seller is a party or by which it or any of its assets is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, other than pursuant to this Agreement, or (c) after giving effect to the consents or taking of the actions contemplated in subsection (iii), any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or its assets, except where in any of the instances contemplated by clauses (a), (b) or (c) above, any conflict, breach or default, or creation or imposition of any lien, charge or encumbrance, will not have a material adverse effect on the consummation of the transactions contemplated hereby by the Seller or result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted.

                  (v) There are no actions or proceedings against, or investigations of, the Seller pending or, to the Seller's knowledge, threatened in writing against the Seller before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to materially and adversely affect the transfer of the Mortgage Loans to the Purchaser or the execution or delivery by, or enforceability against, the Seller of this Agreement or have an effect on the financial condition of the Seller that would materially and adversely affect the ability of the Seller to perform its obligations under this Agreement.

                  (vi) On the Closing Date, the sale of the Mortgage Loans pursuant to this Agreement will effect a transfer by the Seller of all of its right, title and interest in and to the Mortgage Loans to the Purchaser.

                  (vii) To the Seller's knowledge, the Mortgage Information (as defined in that certain indemnification agreement, dated as of July 1, 1999, between the Seller, the Purchaser and the Initial Purchasers (the "Indemnification Agreement")) does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  To induce the Purchaser to enter into this Agreement, the Seller hereby covenants that the foregoing representations and warranties and those set forth on Exhibit 2 hereto will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

                  Each of the representations, warranties and covenants made by the Seller pursuant to this Section 4(a) shall survive the sale of the Mortgage Loans and shall continue in full force and effect notwithstanding any restrictive or qualified endorsement on the Mortgage Notes.

                  (b) To induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants to the Seller as of the date hereof:

                  (i) The Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware with full power and authority to carry on its business as presently conducted by it.

                  (ii) The Purchaser has full power and authority to acquire the Mortgage Loans, to execute and deliver this Agreement and to enter into and consummate all transactions contemplated by this Agreement. The Purchaser has duly and validly authorized the execution, delivery and performance of this Agreement and has duly and validly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes the valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  (iii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby which has not been obtained or made by the Purchaser.

                  (iv) Neither the purchase of the Mortgage Loans nor the execution, delivery and performance of this Agreement by the Purchaser will violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or result in a breach of, any material agreement, contract, instrument or indenture to which the Purchaser is a party or which may be applicable to the Purchaser or its assets.

                  (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, rule, writ, injunction, or any order or decree of any court, or any order or regulation of any federal, state or municipal government agency having jurisdiction over the Purchaser or its assets, which violation could materially and adversely affect the condition (financial or otherwise) or the operation of the Purchaser or its assets or could materially and adversely affect its ability to perform its obligations and duties hereunder.

                  (vi) There are no actions or proceedings against, or investigations of, the Purchaser pending or, to the Purchaser's knowledge, threatened against the Purchaser before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to adversely affect the transfer of the Mortgage Loans, the issuance of the Certificates, the execution, delivery or enforceability of this Agreement or have an effect on the financial condition of the Purchaser that would materially and adversely affect the ability of the Purchaser to perform its obligation under this Agreement.

                  To induce the Seller to enter into this Agreement, the Purchaser hereby covenants that the foregoing representations and warranties will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

                  Each of the representations and warranties made by the Purchaser pursuant to this Section 4(b) shall survive the purchase of the Mortgage Loans.

                  SECTION 5. Remedies Upon Breach of Representations and Warranties Made by the Seller. (a) It is hereby acknowledged that the Purchaser shall make for the benefit of the holders of the Certificates, whether directly or by way of assignment of its rights hereunder to the Trustee, the representations and warranties set forth on Exhibit 2 hereto.

                  (b) It is hereby further acknowledged that if any document required to be delivered to the Trustee pursuant to Section 2 is not delivered as and when required, not properly executed or is defective on its face, or if there is a breach of any of the representations and warranties required to be made by the Seller regarding the characteristics of the Mortgage Loans and/or the related Mortgaged Properties as set forth in Exhibit 2 hereto, and in either case such defect or breach materially and adversely affects the interests of the holders of the Certificates (a "Material Document Defect" and a "Material Breach", respectively), the party discovering such Material Document Defect or Material Breach shall promptly notify the other parties and within 90 days of the earlier of discovery by the Seller or receipt by the Seller of notice of such Material Document Defect or such Material Breach, as the case may be, the Seller shall be required to cure such Material Document Defect or Material Breach; provided, however, the Purchaser or its assignee shall extend the cure period an additional 90 days if the Seller certifies to the Purchaser or its assignee, as applicable, that the Seller has been diligently attempting to cure such breach within the 90 day period.

                  The Seller hereby covenants and agrees that, if any such Material Document Defect or Material Breach cannot be corrected or cured within the above cure periods, the Seller shall, not later than 90 days after its discovery or the Purchaser's or its assignee's notice to it respecting such Material Document Defect or Material Breach, within the three-month period (or such longer period as contemplated by the preceding paragraph) commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the related Mortgage Loan is a "defective obligation" within the meaning of
Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation Section 1.860G-2(f)), either (i) repurchase the related Mortgage Loan from the Purchaser or its assignee at the Purchase Price as defined in the Pooling and Servicing Agreement, or (ii) at its option replace any Mortgage Loan to which such defect relates with a Qualifying Substitute Mortgage Loan. If such defect would cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), then notwithstanding the previous sentence, repurchase or substitution must occur within the sooner of (i) 90 days from the date the Seller was notified of the defect or (ii) two years from the Closing Date. The Seller agrees that any such substitution shall be completed in accordance with the terms and conditions of the Pooling and Servicing Agreement.

                  The obligations of the Seller set forth in this Section 5(b) to cure a Material Document Defect or a Material Breach or repurchase or replace a defective Mortgage Loan constitute the sole remedies of the Purchaser or its assignees with respect to a Material Document Defect or Material Breach or breach of the representations and warranties set forth in Exhibit 2 hereto; provided, that this limitation shall not in any way limit the Purchaser's rights or remedies upon breach of any other representation or warranty or covenant by the Seller set forth in this Agreement (other than those set forth in Exhibit
2).

                  (c) The Pooling and Servicing Agreement shall provide that the Trustee (or the Servicer or the Special Servicer on its behalf) shall give prompt written notice to the Seller of its discovery of any Material Document Defect or Material Breach and prompt notice to the Seller in the event that any Mortgage Loan becomes a Specially Serviced Mortgage Loan (as defined in the Pooling and Servicing Agreement). The Pooling and Servicing Agreement shall provide that any of the following Document Defects shall be conclusively presumed to be Material Document Defects: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File a certified copy of the Mortgage and the certificate states that the original signed Mortgage was sent for recordation within the previous 180 days; or (c) the absence from the Mortgage File of the item called for by paragraph (ix) of the definition of Mortgage File.

                  (d) If the Seller repurchases any Mortgage Loan pursuant to this Section 5, the Purchaser or its assignee, following receipt by the Trustee of the Purchase Price therefor, promptly shall deliver or cause to be delivered to the Seller, all Mortgage Loan documents with respect to such Mortgage Loan, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed and assigned to the Seller in the same manner.

                  SECTION 6. Closing. The closing of the sale of the Mortgage Loans shall be held at the offices of O'Melveny & Myers LLP, New York, New York, at 10:00 a.m. New York time, on the Closing Date.

The closing shall be subject to each of the following conditions:

                  (a) All of the representations and warranties of the Seller and the Purchaser specified in Section 4 of this Agreement (including, without limitation, the representations and warranties set forth on Exhibit 2 to this Agreement) shall be true and correct as of the Closing Date.

                  (b) All Closing Documents specified in Section 7 of this Agreement, in such forms as are agreed upon and acceptable to the Seller or the Purchaser, as applicable, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof.

                  (c) The Seller shall have delivered and released to the Purchaser or its designee all documents required to be delivered to the Purchaser as of the Closing Date pursuant to Section 2 of this Agreement.

                  (d) The result of the examination and audit performed by the Purchaser and its affiliates pursuant to Section 3 hereof shall be satisfactory to the Purchaser and its affiliates in their sole determination and the parties shall have agreed to the form and contents of the Mortgage Information (as defined in the Indemnification Agreement) to be disclosed in the Memorandum and the Prospectus Supplement.

                  (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date.

                  (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser pursuant to Section 8 hereof.

                  (g) The Certificates to be so rated shall have been assigned ratings by each Rating Agency no lower than the ratings specified for each such Class in the Memorandum and the Prospectus Supplement.

                  (h) Neither Initial Purchaser shall have terminated the Underwriting Agreement and Bear Stearns shall not have terminated the Certificate Purchase Agreement.

                  (i) The Seller shall have received the purchase price for the Mortgage Loans pursuant to Section 1 hereof.

                  (j) The Pooling and Servicing Agreement shall have been executed and delivered by the parties thereto.

                  (k) The Seller shall have executed and delivered the Indemnification Agreement.

                  All parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

                  SECTION 7. Closing Documents. The Closing Documents shall consist of the following:

                  (a) This Agreement duly executed by the Purchaser and the Seller.

                  (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser and its successors and assigns may rely, to the effect that: (a) the representations and warranties of the Seller in this Agreement are true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct as of such specified date; and (b) the Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date.

                  (c) True, complete and correct copies of the Seller's articles of association and by-laws.

                  (d) A certificate of existence for the Seller from the Comptroller of the Currency, dated not earlier than 30 days prior to the Closing Date.

                  (e) A certificate of the Assistant Secretary of the Seller, dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures.

                  (f) An opinion of in-house senior counsel to the Seller, dated the Closing Date, substantially to the effect of the following (with such changes and modifications as the Purchaser may approve and subject to such counsel's reasonable qualifications):

                  (i) The Seller continues to hold a valid certificate to do business as a national banking association under the laws of the United States and has full corporate power and authority to enter into and perform its obligations under this Agreement and the Indemnification Agreement.

                  (ii) This Agreement and the Indemnification Agreement have been duly authorized, executed and delivered by the Seller.

                  (iii) No consent, approval, authorization or order of any federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by the terms of this Agreement or the Indemnification Agreement except any approvals as have been obtained.

                  (iv) The consummation by the Seller of any of the transactions contemplated by the terms of this Agreement and the Indemnification Agreement does not conflict with or result in a breach or violation of, or constitute a default under, the charter documents of the Seller.

                  (v) To his knowledge, there are no legal or governmental actions, investigations or proceedings pending to which the Seller is a party, or threatened against the Seller, (a) asserting the invalidity of this Agreement or the Indemnification Agreement or (b) which materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement.

                  Such opinion may express its reliance as to factual matters on, among other things specified in such opinion, the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement.

                  In rendering the opinions expressed above, such counsel may limit such opinions to matters governed by the federal laws of the United States.

                  (g) An opinion of Orrick, Herrington & Sutcliffe LLP, special counsel to the Seller, dated the Closing Date, substantially to the effect (with such changes and modifications as the Purchaser may approve and subject to such counsel's reasonable qualifications) that this Agreement and the Indemnification Agreement are valid, legal and binding agreements of the Seller, enforceable against the Seller in accordance with their respective terms.

                  Such opinion may express its reliance as to factual matters on, among other things specified in such opinion, the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement and the opinion of in-house senior counsel to the Seller referred to in clause (f) above.

                  In rendering the opinion expressed above, such counsel may limit such opinions to matters governed by the laws of the State of New York and the federal laws of the United States of America.

                  (h) Such other opinions of counsel as any Rating Agency may request in connection with the sale of the Mortgage Loans by the Seller to the Purchaser or the Seller's execution and delivery of, or performance under, this Agreement.

                  (i) A letter from Deloitte & Touche LLP, certified public accountants, dated the date hereof, to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Memorandum and the Prospectus Supplement agrees with the records of the Seller.

                  (j) Such further certificates, opinions and documents as the Purchaser may reasonably request.

                  (k) An officer's certificate of the Purchaser, dated as of the Closing Date, with the resolutions of the Purchaser authorizing the transactions described herein attached thereto, together with certified copies of the charter, by-laws and certificate of good standing of the Purchaser dated not earlier than 30 days prior to the Closing Date.

                  (l) Such other certificates of the Purchaser's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as the Seller or its counsel may reasonably request.

                  (m)   An executed Bill of Sale in the form attached hereto as
Exhibit 4.

                   SECTION 8. Costs. The Seller shall pay the Purchaser the costs and expenses as previously agreed to by the Seller and the Purchaser.

                  SECTION 9. Notices. All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d) transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in (a), (b) or (c), if (i) to the Purchaser, addressed to and Bear Stearns Commercial Mortgage Securities Inc., 245 Park Avenue, New York, New York 10167, Attention: James G. Reichek, with a copy to Joseph Jurkowski, Esq., telecopy number: (212) 270-2619 (or such other address as may hereafter be furnished in writing by the Purchaser), or (ii) if to the Seller, addressed to the Seller at 555 Montgomery Street, 10th Floor, San Francisco, California,
Attention: Jon Salmon (or to such other address as the Seller may designate in writing) with copies to the attention of Robert Darling, Esq., Wells Fargo Bank, National Association, 633 Folsom Street, 7th Floor, San Francisco, California 94107-3600.

                  SECTION 10. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

                  SECTION 11. Further Assurances. The Seller and the Purchaser each agree to execute and deliver such instruments and take such actions as the other may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

                  SECTION 12. Survival. Each party hereto agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party, notwithstanding any investigation heretofore or hereafter made by the other party or on its behalf, and that the representations, warranties and agreements made by such other party herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement.

                  SECTION 13. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

                  SECTION 14. Benefits of Mortgage Loan Purchase Agreement. This Agreement shall inure to the benefit of and shall be binding upon the Seller, the Purchaser and their respective successors, legal representatives, and permitted assigns and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that the rights and obligations of the Purchaser pursuant to Sections 2, 4(a) (other than clause (vii)), 5, 11 and 12 hereof may be assigned to the Trustee as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to the rights and obligations hereunder of the Purchaser. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor because of such ownership.

                  SECTION 15. Modifications. (a) Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. (b)

                  (b)   The provisions of Sections 2, 4(a) (other than clause
(vii), 5, 11, 12, 14 and 15 of this Agreement may not be changed in any manner which would have a material adverse effect on Holders of Certificates without the prior written consent of the Trustee. The Trustee shall be protected in consenting to any such change to the same extent provided in the Pooling and Servicing Agreement.

                  SECTION 16. Miscellaneous. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to the entire business of the Seller shall be the successor to the Seller hereunder. This Agreement shall be continuously maintained as an official record of the Seller from and after the time of its execution.

                  IN WITNESS WHEREOF, the Purchaser and the Seller have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                           WELLS FARGO BANK,
                                           NATIONAL ASSOCIATION


                                           By: /s/ Jon W. Salmon
                                               --------------------------------
                                               Name:     Jon W. Salmon
                                               Title:    Senior Vice President



                                           BEAR STEARNS COMMERCIAL
                                           MORTGAGE SECURITIES INC.



                                           By: /s/ Michael A. Forastiere
                                               --------------------------------
                                               Name:     Michael A. Forastiere
                                               Title:    Vice President

                                    EXHIBIT 1

                             MORTGAGE LOAN SCHEDULE



                                      1-1

                                    EXHIBIT 2

                    REPRESENTATIONS AND WARRANTIES REGARDING
                            INDIVIDUAL MORTGAGE LOANS

       (Representations and Warranties with respect to Wells Fargo Loans)

         1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule is true and correct in all material respects as of the date of this Agreement and as of the Cut-off Date.

         2. Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to the Purchaser of the Mortgage Loans, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of the Purchaser and has validly and effectively conveyed (or caused to be conveyed) to the Purchaser or its designee all of the Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

         3. Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Cut-off Date, and no Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-off Date.

         4. Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in paragraph (13) below, enforceable first priority lien upon the related Mortgaged Property, which includes all buildings located thereon and all fixtures thereto, prior to all other liens and encumbrances, except for (a) the lien for current real estate taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy, (c) exceptions and exclusions specifically referred to in such lender's title insurance policy, and (d) other matters to which like properties are commonly subject, none of which matters referred to in clauses (b), (c) or (d), individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the marketability or current use of the Mortgaged Property or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt (the foregoing items (a) through (d) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph (13) below, enforceable security interest in favor




                                      2-1
of the holder thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. A Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

         5. Assignment of Leases and Rents. The Assignment of Leases set forth in the Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph (13) below, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases, not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

         6. Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in material part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in material part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, except for any partial reconveyances of real property that do not materially adversely affect the value of the property. None of the terms of any Mortgage Note, Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File.

         7. Condition of Property; Condemnation. Except as set forth in an engineering report prepared in connection with the origination of the related Mortgage Loan, each Mortgaged Property is, to the Seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for the related Mortgage Loan. The Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage Loan, all of the material improvements on the related Mortgaged Property which were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to herein or that do not materially and adversely affect the value or marketability of such




                                      2-2

Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

         8. Title Insurance. Each Mortgaged Property is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy or a mark-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the "Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted Encumbrances. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

         9. No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto. With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the Closing Date have been complied with, or any such funds so escrowed have not been released.

         10. Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph (13) below) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the Mortgage, the property subject to the Mortgage or any material portion thereof, is transferred, sold or encumbered other than for the junior liens listed on Schedule B hereto; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any.

         11. Trustee under Deed of Trust. If any Mortgage is a deed of trust,
(1) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (2) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for the related Mortgage Loan.



                                      2-3

         12. Environmental Conditions. An environmental site assessment was performed with respect to each Mortgaged Property in connection with the origination of the related Mortgage Loan, a report of each such assessment (an "Environmental Report") has been delivered to the Purchaser, and the Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such report. Each Mortgage requires the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. Where such assessment disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance, or (ii) the related Mortgagor was required either to provide additional security which was deemed to be sufficient by the originator to remediate the problem and/or to obtain an operations and maintenance plan where such operations and maintenance plan was recommended in the related Environmental Report.

         13. Loan Document Status. Each Mortgage Note, Mortgage and other document conveyed to the Depositor with respect to a Mortgage Loan that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other document.

         14. Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage, to be insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the Mortgaged Property, with no deduction for depreciation, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; (b) a business interruption or rental loss insurance policy, in an amount at least equal to six months of operations of the Mortgaged Property; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards); and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the mortgagee (in its capacity as mortgagee or loss payee, as applicable) as an additional insured and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related



                                      2-4

Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage provides that casualty insurance proceeds will be applied either to the restoration or repair of the related Mortgaged Property or to the reduction of the principal amount of the Mortgage Loan.

        15. Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes or assessments (including assessments payable in future installments), or other outstanding charges affecting any Mortgaged Property which are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest and/or penalties would be first payable thereon.

        16. Mortgagor Bankruptcy. No Mortgagor is, to the Seller's knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding.

        17. Leasehold Estate. Each Mortgaged Property consists of the related Mortgagor's fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease"), of the related Mortgagor's interest in the Ground Lease but is not secured by the related fee interest in such Mortgaged Property (the "Fee Interest"):

                  (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) permits the current use of the Mortgaged Property and permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

                  (b) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances;

                  (c) The Mortgagor's interest in such Ground Lease is assignable to the Purchaser and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor, or if such lessor's consent is required it cannot be unreasonably withheld;

                  (d) Such Ground Lease is in full force and effect and no material amendment to such Ground Lease is binding on mortgagee unless the mortgagee has consented thereto, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's knowledge, there exists no condition that, but for the



                                      2-5
         passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

                  (e) Such Ground Lease, or an estoppel letter or other agreement, (A) requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the Mortgage; and
         (B) provides that no notice of termination given under such Ground Lease is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

                  (f) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

                  (g) Except as set forth on Schedule C, such Ground Lease has an original term (including any extension options set forth therein) which extends not less than ten years beyond the Maturity Date of the related Mortgage Loan;

                  (h) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either (A) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by the related Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon; and

                  (i) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged Property is located.

         18. Escrow Deposits. All escrow deposits and payments relating to each Mortgage Loan that are, as of the Closing Date required to be deposited or paid have been so deposited or paid.

         19. LTV Ratio. The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated at least equal to 80 percent of the original principal balance of the Mortgage Loan or (ii) at the Closing Date at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (x) the amount of any lien



                                      2-6
on the real property interest that is senior to the Mortgage Loan and (y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses
(a)(i) and (a)(ii) of this paragraph (13) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loans); or (b) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)).

         20. Mortgage Loan Modifications. Any Mortgage Loan that was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code either (a) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (b) satisfies the provisions of either clause (a)(i) of paragraph (19) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (a)(ii) of paragraph (19) above, including the proviso thereto.

         21. Advancement of Funds by the Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage Loan.

         22. No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title Policy referred to herein.

         23. Compliance with Usury Laws. Each Mortgage Loan complied with all applicable usury laws in effect at its date of origination.

         24. Cross-collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

         25. Releases of Mortgaged Property. Except as described in the next sentence, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon payment in full of all amounts due under the related Mortgage Loan or in connection with the defeasance provisions of the related Note and Mortgage. The Mortgages relating to those Mortgage Loans identified on Schedule A require the mortgagee to grant releases of portions of the related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements and (b) the payment of a release price set forth therein and prepayment consideration in connection therewith.

         26. No Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the lender or provides for negative amortization (except that the ARD



                                      2-7

Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment Date) or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

         27. No Material Default. To the Seller's best knowledge, there exists no material default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any of paragraphs (3), (7),
(12), (14), (15), (16) and (17) hereof.

         28. Inspections. The Seller (or if the Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each Mortgaged Property in connection with the origination of the related Mortgage Loan.

         29. Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination.

         30. Junior Liens. Only Mortgage Loans identified on Schedule B permit the related Mortgaged Property to be encumbered by a lien junior to the lien of the related Mortgage and describes any requirements relating to debt service coverage or similar criteria needed to be satisfied to obtain such junior lien. Except as otherwise set forth in Schedule B, the Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien junior to or in parity with the lien of the related Mortgage.

         31. Actions Concerning Mortgage Loans. To the knowledge of the Seller, there are no actions, suits or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Mortgagor or related Mortgaged Property that might adversely affect title to the Mortgage Loan or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

         32. Servicing. The servicing and collection practices used by the Seller have been in all material respects legal, proper and prudent and have met customary industry standards.

         33. Licenses and Permits. To the Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan, the related Mortgagor was in possession of all material



                                      2-8
licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgage Property as it was then operated.

         34. Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by any collateral (including any mortgage) that is not included in the Trust.

         35. Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-Off Date Principal Balance in excess of $20 million, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, and that it holds itself out as a legal entity, separate and apart from any other person.

         36. Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan constitutes the non-recourse obligations of the related obligors thereon except that either (i) such provision does not apply in the case of fraud by the Mortgagor or (ii) such documents provide that the Mortgagor shall be liable to the holder of the Mortgage Loan for losses incurred as a result of fraud by the Mortgagor.

         37. Defeasance. Each Mortgage Loan which grants the related Mortgagor the option to obtain the release of the lien of the Mortgage on the related Mortgaged Property by substituting U.S. Treasury securities for such Mortgaged Property, as collateral for the related Mortgage Notes (i) does not, as a factual matter, permit defeasance prior to the date such defeasance would be permitted under the applicable REMIC provisions and (ii) requires the delivery of a Rating Agency Confirmation or requires that (A) the replacement collateral consist of U.S. Treasury securities in an amount sufficient to make all scheduled payments under the Mortgage Note when due, as certified by an independent accounting firm, (B) the Mortgage Loan be assumed by a single-purpose entity that is established for the purpose of holding Defeasance Collateral with respect to one or more Mortgage Loans, and (C) counsel provide an opinion that the holder of the Mortgage Loan has a perfected security interest in such collateral prior to any other claim or interest and (iii) requires the related Mortgagor pay all of the reasonable costs and expenses incurred in connection with the exercise of such options; and

         38. SMMEA Qualification. Each Mortgage Loan was originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution which is supervised and examined by a Federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act.


                                      2-9

         IN WITNESS WHEREOF, each of the parties hereto has caused this Mortgage Loan Purchase Agreement to be duly executed and delivered on this _________ day of _____, 1999.

SELLER:                                WELLS FARGO BANK, NATIONAL
                                       ASSOCIATION

                                       By:
                                           -------------------------------------
                                           Name:   Jon W. Salmon
                                           Title:  Senior Vice President

PURCHASER:                             BEAR STEARNS COMMERCIAL
                                       MORTGAGE SECURITIES INC.

                                       By:
                                           -------------------------------------
                                           Name:   James G. Reichek
                                           Title:  Executive Vice President

                                   Schedule A

      Loans Requiring the Mortgagee to Grant Releases of Mortgaged Property

         The Mortgage Loan identified as on the Mortgage Loan Schedule as Loan
                 Number 851192 (including 851192A and 851192B)

                                   Schedule B

                              List of Junior Liens

                                      None

                                   Schedule C

                        List of Loans with Ground Leases
                          with terms less than 10 years
                         beyond the Stated Maturity Date

                                     [None]

                                    EXHIBIT 3

                               PRICING FORMULATION


                                      3-1

                                    EXHIBIT 4

                                  BILL OF SALE

                  1. PARTIES. The parties to this Bill of Sale are the following:

                     Seller:    Wells Fargo Bank, National Association
                     Purchaser: Bear Stearns Commercial Mortgage Securities Inc.

                  2. SALE. For value received, the Seller hereby conveys to the Purchaser, without recourse, all right, title and interest in and to the Mortgage Loans identified on Exhibit 1 (the "Mortgage Loan Schedule") to the Mortgage Loan Purchase Agreement, dated as of July 1, 1999 (the "Mortgage Loan Purchase Agreement"), between the Seller and the Purchaser and all of the following property:

                  (a) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the Mortgage Loans identified on the Mortgage Loan Schedule, including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable on and after the Cut-off Date, and the Mortgage Files;

                  (b) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the property described in clause (a) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

                  (c) All cash and non-cash proceeds of the property described in clauses (a) and (b) above (but excluding the Purchase Price paid by the Purchaser to the Seller).

                  3. PURCHASE PRICE. The amount set forth in the letter between the Seller and the Purchaser dated the Closing Date.

                  4. DEFINITIONS. Terms used but not defined herein shall have the meanings assigned to them in the Mortgage Loan Purchase Agreement.


                                      4-1

         IN WITNESS WHEREOF, each of the parties hereto has caused this Bill of Sale to be duly executed and delivered on this _________ day of _____, 1999.

SELLER:                                 WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION

                                        By:
                                            -----------------------------------
                                            Name:     Jon W. Salmon
                                            Title:    Senior Vice President

PURCHASER:                              BEAR STEARNS COMMERCIAL
                                        MORTGAGE SECURITIES INC.

                                        By:
                                            -----------------------------------
                                            Name:     James G. Reichek
                                            Title:    Executive Vice President

SCHEDULE II


LOAN
NUMBER     LOAN NAME                                             ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
850937     PADI Building                                         30151 Tomas Street
850952     Los Angeles Times Building                            6710 Variel Avenue
850995     The Cypress Building                                  19200 Stevens Creek  Boulevard
851072     The Pavilion Center                                   1900-1996 Hacienda Drive
851087     AMC Theatres                                          10655 Westminster Blvd.
851122     305 Forest Ave                                        305 Forest Avenue
851129     Milano North                                          23022 Samuel Street
851171     Milestone Too Shopping Center                         4833 South Front Street
851174     Century Park Plaza Office Building                    287 Century Circle
851192     Friendswood/Postwood Portfolio
851195     Alta Vista Country Club                               777 E. Alta Vista Street
851200     21601 Devonshire Street                               21601 Devonshire Street
851203     Rancho Dominquez Industrial Building                  3064 East Maria Street
851219     The Village Apartments                                11474 Central Ave
851236     Arbor Plaza                                           23784 West Road
851238     Mountain View Plaza                                   9812-9832 N. 7th St.
851242     12701 Van Nuys Blvd.                                  12701 Van Nuys Blvd.
851243     12685 Van Nuys Boulevard                              12685 Van Nuys Blvd.
851244     49-51 Strathearn & 50 Moreland                        49-51 Strathearn Pl. & 50 Moreland Rd.
851245     27712 Avenue Mentry                                   27712 Avenue Mentry
851246     Los Alamitos Professional Medical Building            10861 Cherry Street
851248     1371 Beverly Glen Apartments                          1371 S. Beverly Glen Blvd
851250     Redlands Apartments                                   8110 Redlands Street
851252     Rogers Business Center                                20401 County Road 81
851256     Johnson Warehouse - Colorado Springs                  4225 North Sinton Road
851258     The Design Center at Colorado Springs                 5045 List Drive
851260     Technology Park                                       18450 Technology Drive
851261     Fountains Shopping Center                             6218 66th Street
851263     Mountain View Plaza                                   1121 Valley Boulevard, Ste. A-I
851264     View Point Apartments                                 10334 Oasis
851265     31240 La Baya Drive                                   31240 La Baya Drive
851266     Lamar Plaza Apartments                                500 W. Lamar
851267     Mckinney Portfolio
851272     Camino Palmero Apartments                             1725 Camino Palmero
851273     12959 Oxnard Street                                   12959 Oxnard Street
851275     United West Group Building                            14980 North 78th Way
851278     Arroyo Square Apartments                              2431 College Hills Boulevard
851279     Morrison Park Apartments                              10932 Morrison Street
851280     Huston Park Apartments                                10933 Huston Street
851282     Melrose Place                                         6511-B Melrose Trail
851283     Tradewinds Apartments                                 8802 Tradewind Drive
851284     The Tuscany Apartments                                1301 West Lynn
851285     Willow Glen Apartments                                1301 Sycamore School Road
851286     The Springs                                           4716 Duval Road
851288     Northdale Commons Apartments                          2803-2828 and 11718-11734 Crooked Lake Blvd.
851292     1685 Plymouth                                         1685 Plymouth
851296     Silver Springs Apartments                             7077-7107 North Antioch Ave.
851299     Grand & McFadden Business Park                        1101 S. Grand Ave. / 1415 E. McFadden Ave.
851303     West Covina Apartments                                1513 West San Bernardino
851305     Marilla Sundance Apartments                           9648 Marilla Drive
851306     Spring Woods Apartments                               4600 W. Vegas Drive
851307     Irvine-FedEx Building                                 18651 Von Karman Drive
851308     GI Joe's at Poplar Square SC                          2370 Poplar Drive
851310     Part of Liberty Village                               13738, 13782, 13790 Bear Valley Rd.
851312     Dolphin & Crane Buildings                             2929-2935 East Apache
851317     The Bay Club Hotel & Marina                           2131 Shelter Island Drive
851319     Bahia Vista Apartments                                674 W. 27th Street
851320     Grant Place Apartments                                3518 Grant Avenue
851322     1150 W. Avenue J                                      1150 W. Avenue J
851323     Scherzinger Lane Apartments                           17740 Scherzinger Lane
851327     TCI Call Center                                       1323 - 34th Avenue East
851328     Maralisa Apartments                                   6112-6175 Water Lily Commons
851329     Saturn Industrial Center                              2751 - 2791 Saturn Street
851330     Town & Country Plaza                                  1535-1609 Vassar Street
851333     Anchor Business Park                                  2088-2193 Anchor Court
851334     Security Building/White Building                      203 & 209 East Fourth Avenue
851335     4034 S. Pacific Avenue                                4034 S. Pacific Avenue
851336     400 University Avenue                                 400 University Avenue
851337     Rollingwood Duplex Homes                              9300 Ridgeside Lane
851338     Acorn Paper Products                                  3686 East Olympic Boulevard
851340     Ramona Senior Center                                  9843 Ramona Street
851341     Bellflower Senior Center                              9919 Ramona Street
851342     Artesia Senior Center                                 10427 Artesia Boulevard
851343     Halltree Apartments                                   22921 30th Avenue South
851344     Carpenter's Village Shopping Center                   2814 Sepulveda Blvd.
851347     Sunrise Village Apartments                            3993 Iowa Avenue
851348     Patricia Place Apartments                             4750-4754 16th Avenue NE
851349     Eastwood Oaks Apartments                              25-289 Tom Polk Circle
851351     Universal Reprographics                               16781 Milliken Avenue
851352     The 400 Center                                        400 Lake Cook Road
851353     25-75 N. Santa Anita Avenue                           25-75 N. Santa Anita Avenue
851354     Equitable Center                                      530 Center Street NE
851355     3301 & 3333 Sunrise Blvd.                             3301 & 3333 Sunrise Blvd.
851356     Woodward Business Park                                7580 North Ingram Avenue
851357     Davidson Warehouse                                    1613 Capital Circle NE
851358     Country Club Village MHP                              400 Mona Lane
851359     Stockton-Walgreens                                    5114, 5210, 5228 N. El Dorado Street
851360     Marshall Avenue Industrial                            1027, 1035 North Marshall Avenue
851361     Stratford Square                                      1438 Camino del Mar
851362     1275-81 8th Street                                    1275-81 8th Street
851363     West Loop at 18th St. Shopping Center                 1692 thru 1724 West Loop North
851364     Covington Pointe Apartments                           5125 Fairmont
851365     2228 Oakland Road                                     2228 Old Oakland Road
851367     Ocean Bluffs Mobilehome Park                          3340 Del Sol Blvd.
851369     Central Computer Building                             3777 Stevens Creek Boulevard
851370     2302 Trade Zone Boulevard                             2302 Trade Zone Boulevard
851371     400 Emerson Street                                    400 Emerson Street
851372     Arctic Business Park I                                4101 Arctic Boulevard, 600 & 700 West 41st Ave
851373     10 South Knoll & 36 Tiburon                           10 South Knoll Lane & 36 Tiburon Blvd.
851374     Sumner Estates Mobile Home Park                       5200 N.E. 92nd Avenue
851377     Davidson Industrial Park                              6325, 6335, 6345, 6355, 6365 Marindustry Drive
851378     Hermco Center, I, II                                  3400, 3340-3360, 3446-3464 Arden Road
851381     Mountain View Apartments                              1201 & 1301 Scott Avenue
851382     Hydra Re-load                                         1497 Tanforan Ave
851383     1211 Newell Avenue                                    1211 Newell Avenue
851384     Crossroads Office Center                              700 E. El Camino Real
851385     Valley Office Center                                  828 South Bascom Avenue
851386     Sobol Apartments                                      222 Melwood Street, 229 N. Craig, 135-137 N. Craig
851387     Luke Avenue Business Park                             5214 West Luke Avenue, 5205-5237 West Montebello Ave.,
                                                                 5622 North 52nd Ave.
851388     Metro Business Center                                 10801 North 24th Avenue
851389     510 & 550 Parrott Street                              510 & 550 Parrott Street
851390     Taylor Plaza Shopping Center                          3102-3214 North Main
851391     Lamplighters Senior Citizens Inns                     2055 Range Avenue
851392     411 North Marshall Ave.                               411, 425, 435 North Marshall Avenue
851393     Windfaire Apartments                                  11055 Otsego Street
851394     Crenshaw Townhouse                                    1327 & 1329 Crenshaw Boulevard
851395     Chadron Apartments                                    13622 Chadron Avenue
851396     Vassar Terrace Apartments                             7000 Vassar Avenue
851398     Lemoli Terrace                                        14030 Lemoli Avenue
851399     Saticoy Gardens                                       14955 Saticoy Street
851400     Regency Premier Apartments                            8525 Tobias Avenue
851401     Kingswood Apartments                                  1720, 1754, 1768 West 1300 North
851402     Grandview School                                      2870 South Connor Street
851403     Santa Barbara Plaza                                   2589, 2665, 2719 Air Fresno Dr. & 2590, 2666, 2720
851404     Waterford Center                                      9003-9113 Research Boulevard
851405     City Center Shopping Center                           444 East Williams Street
851406     Ashley Plaza Shopping Center                          201 North Berkeley Boulevard
851408     The Clarion - Del Mar Inn                             720 Camino Del Mar
851409     Hayward Allsafe Mini Storage                          15 Cannery Court
851411     Dublin Allsafe                                        6250 Sierra Lane
851415     Hannum Industrial Park                                5750, 5760, 5770 Hannum Avenue
851416     La Cienega/Jefferson Industrial Park                  3341-3363 S. La Cienega Place and 5801-05 West Jef
851418     622 Contra Costa Boulevard                            622 Contra Costa Blvd.
851419     Lawrence Properties
851420     1405 San Fernando Blvd.                               1405 San Fernando Blvd.
851421     East Hill Apartments                                  1710  Harrison Avenue SE
851423     Handicraft Building                                   337-341 E. Liberty Street
851424     Santa Clara Self Storage                              1700 De la Cruz
851425     Culver Plaza                                          9901-19 Washington Boulevard, 3855-67 Hughes Ave.
851426     Riviera Center                                        1815 Via El Prado
851428     Feit Electric Building                                4901 Gregg Road
851429     El Malke Apartments                                   11301 53rd Street
851430     Apache Junction - Bashas                              1477 W. Apache Trail
851433     Pacific Sunrise Apartments                            4612 22nd Avenue N.E.
851434     Emerald Coast Shopping Center                         15003 Emerald Coast Parkway
851435     710 Sansome Street                                    710 Sansome Street
851438     17112 Armstrong Avenue                                17112 Armstrong Ave.
851439     South Tech Business Park                              4305, 4315, 4325, 4335, 4345 S. Industrial and 432 Adelbaron Street
851441     1600 Dell Avenue                                      1600 Dell Avenue
851442     570 East La Cadena                                    570 East La Cadena
851443     Des Peres 14 Cine                                     12701 Manchester Road
851444     O'Fallon 15 Cine                                      1320 Central Park Drive
851445     St. Charles 18 Cine                                   1830 First Capitol Drive-South
851446     St. Clair 10 Cine                                     50 Ludwig Drive
851447     Halls Ferry 14 Cine                                   2845 Target Drive
851449     C&C MHC                                               9555 Struthers Road
851450     Oxnard Plaza Apartments                               11313 Oxnard Street
851451     1001 Shannon Court                                    1001 Shannon Court
851452     6052 Industrial Way                                   6052 Industrial Way
851453     Oakmont Medical Building                              6575 Oakmont Drive
851454     Rock Avenue Business Park                             920 Rock Ave.
851455     Schlumberger Building                                 85 West Moreland Road
851456     Port St. Johns Apartments                             9249-9259 N. Fortune Ct.
851457     Manteca Self Store-It                                 1735 E. Yosemite Avenue
851459     LifeCare Specialty Hospital                           6161 Harry Hines Blvd.
851460     Piatti's Restaurant & Shelter Bay Office Complex      625-655 Redwood Hwy
851463     Lockridge Street Industrial                           3959 & 3979 Lockridge Street
851464     900 & 916 Western Avenue                              900 & 916 Western Avenue
851465     Summit North Shopping Center                          2214, 2220, 2230 Mall Dr. East
851467     Factual Data Office Building                          5200 Hahns Peak Drive
851468     470 Spear Street                                      444 & 470 Spear Street
851469     Willows Apartments                                    1959 Lake Boulevard
851472     Temescal Plaza Shopping Center                        5055-5095 Telegraph Avenue
851476     800 West El Camino Real                               800 El Camino Real West
851477     Financial Center                                      1615 Bonanza Street
851478     Meadowbrook Mobile Home Community                     1220 Bennett Way
851479     8800 Promenade Professional Bldg.                     8800 S.E. Sunnyside Road
851481     8914-8918 Santa Monica Blvd.                          8914-8918 Santa Monica Blvd.
851484     Lazy Pet Products                                     540 W. Lambert Avenue
851485     Spanish Oaks Apts                                     2301 Valley View Blvd.
851486     North Mollison                                        1294 N. Mollison Avenue
851487     Ballantyne Apartments                                 542/548 Ballantyne
851488     Corinthian Apartments                                 4981 Catoctin Drive
851493     Pepper Grove Business Center                          1609 S. Grove Avenue/1240-60 East Locust
851494     Valley View Business Park                             3021 South Valley View
851498     First & Stewart Building                              101 Stewart Street
851499     Pleasanton Office Portfolio                           5758, 5794, 5850, 5925, 5956-5964 W. Las Positas
851500     The Landmark Business & Financial Center              1750 Howe Avenue
851501     America's Budget Storage, Canton MI                   40671 Joy Road
851503     Kelsey Apartments                                     4233 - 9th Avenue NE
851507     Southwood Terrace                                     504, 520, 612 James Avenue
851508     Quail Meadows Apartments                              6415 Longley Lane
851520     Superstition Springs Mini Storage                     5510 East Southern Avenue
851525     Redi Packaging Warehouse                              6002 Donoho
851526     Fountain Garden Apartments                            3165, 3175 E. Fountain Blvd.
851528     Rancho Las Palmas Apartments                          202-208 W. San Ysidro Blvd.
851530     Piedmont Pointe Office Park                           1874 Piedmont Road
851539     Bromley Apartments                                    1525 E. 2nd Street
851548     Corporate Express                                     1133 Popular Creek Road
851550     CompuCom Systems Headquarters                         7171 Forest Lane
851555     Mikohn Gaming Warehouse                               3665 W. Diablo Drive
851556     Smoky Hill Village Phase II                           5616 South Gibralter Way
851560     Gateway Center                                        45 Village Square
851563     King Street Metro Place - Phase I                     1737 King St.
851565     Office Depot Dell Range Pavilion                      1225 Dell Range Boulevard
851569     Wakefield Hall                                        2101 New Hampshire Ave NW
851577     Royal Oaks Apartments                                 540-541 Bryan Street
851578     Royal Village Apartments - Gainesville                710 SW Depot Avenue
851579     Royal Lexington Apartments                            217 Virginia Avenue
851580     Northgate Lakes Apartments                            1310-1389 Northgate Circle
851581     Royal Pavilion Apartments                             1700-1702 W. Call Street
851582     Royal Village Apartments - Tallahassee                1835 West Call Street
851586     Santan Fiesta                                         265-285 North Federal Street
851802     Plaza De Campana                                      3205-3329 East Bell Road
851806     Treehouse Apartments                                  800 North LBJ
851808     Pioneer Village Apartments                            1913, 1935 & 2005 Perlich Avenue
851809     University Square                                     7006 University Avenue





LOAN                                                            GROSS MORTGAGE    ADMINISTRATIVE  NET MORTGAGE
NUMBER       CITY                           STATE   ZIP CODE         RATE             COST RATE        RATE        ORIGINAL BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
850937       Rancho Santa Margarita           CA     92688          7.3600%           0.053%          7.3070%        $7,000,000.00
850952       Canoga Park                      CA     91303          6.6100%           0.053%          6.5570%         1,100,000.00
850995       Cupertino                        CA     95014          7.4050%           0.053%          7.3520%         5,400,000.00
851072       Vista                            CA     92083          7.5240%           0.053%          7.4710%         9,500,000.00
851087       Westminster                      CO     80030          7.3700%           0.053%          7.3170%        18,900,000.00
851122       Laguna Beach                     CA     92651          6.9700%           0.053%          6.9170%           750,000.00
851129       Torrance                         CA     90505          6.8500%           0.053%          6.7970%         1,100,000.00
851171       Castle Rock                      CO     80104          6.5300%           0.053%          6.4770%           825,000.00
851174       Louisville                       CO     80027          7.2500%           0.053%          7.1970%         1,000,000.00
851192                                                              7.1400%           0.053%          7.0870%         2,250,000.00
851195       Placentia                        CA     92870          6.6550%           0.053%          6.6020%         1,150,000.00
851200       Chatsworth                       CA     91311          7.1700%           0.053%          7.1170%         2,210,000.00
851203       Rancho Dominguez                 CA     90220          7.2400%           0.053%          7.1870%         1,100,000.00
851219       Chino                            CA     91710          6.2200%           0.053%          6.1670%         3,100,000.00
851236       Brownstown Township              MI     48183          6.7500%           0.053%          6.6970%         1,612,500.00
851238       Phoenix                          AZ     85020          6.4100%           0.053%          6.3570%           750,000.00
851242       Pacoima                          CA     91331          6.2100%           0.053%          6.1570%         1,590,000.00
851243       Pacoima                          CA     91331          6.0600%           0.053%          6.0070%         3,245,000.00
851244       Simi Valley                      CA     93065          7.1250%           0.053%          7.0720%         2,775,000.00
851245       Valencia                         CA     91355          6.7450%           0.053%          6.6920%         4,500,000.00
851246       Los Alamitos                     CA     90720          6.9650%           0.053%          6.9120%         3,000,000.00
851248       Los Angeles                      CA     90024          7.1100%           0.053%          7.0570%         1,500,000.00
851250       Playa del Rey                    CA     90293          6.8100%           0.053%          6.7570%         1,150,000.00
851252       Rogers                           MN     55374          6.4800%           0.053%          6.4270%         1,000,000.00
851256       Colorado Springs                 CO     80907          6.9850%           0.053%          6.9320%         1,010,000.00
851258       Colorado Springs                 CO     80919          7.0000%           0.053%          6.9470%         1,020,000.00
851260       Morgan Hill                      CA     95037          6.4500%           0.053%          6.3970%         1,300,000.00
851261       Pinellas Park                    FL     34665          7.9700%           0.053%          7.9170%         1,360,000.00
851263       Tehachapi                        CA     93561          7.5800%           0.053%          7.5270%         1,000,000.00
851264       San Antonio                      TX     78216          6.5800%           0.053%          6.5270%         1,800,000.00
851265       Westlake Village                 CA     91362          6.9100%           0.053%          6.8570%         1,120,000.00
851266       McKinney                         TX     75069          6.4000%           0.053%          6.3470%         1,000,000.00
851267                                                              6.6550%           0.053%          6.6020%         2,710,000.00
851272       Los Angeles                      CA     90046          6.7900%           0.053%          6.7370%         1,000,000.00
851273       Van Nuys                         CA     91606          6.8700%           0.053%          6.8170%         1,000,000.00
851275       Scottsdale                       AZ     85260          6.6700%           0.053%          6.6170%           850,000.00
851278       San Angelo                       TX     76904          5.7500%           0.053%          5.6970%         1,800,000.00
851279       North Hollywood                  CA     91601          7.2300%           0.053%          7.1770%         2,200,000.00
851280       North Hollywood                  CA     91601          7.2300%           0.053%          7.1770%         2,200,000.00
851282       Austin                           TX     78727          5.9100%           0.053%          5.8570%         1,725,000.00
851283       Windcrest                        TX     78239          6.4250%           0.053%          6.3720%         1,500,000.00
851284       Austin                           TX     78703          5.7800%           0.053%          5.7270%           850,000.00
851285       Fort Worth                       TX     76134          6.0800%           0.053%          6.0270%         2,100,000.00
851286       Austin                           TX     78727          5.7100%           0.053%          5.6570%         1,200,000.00
851288       Coon Rapids                      MN     55433          5.9800%           0.053%          5.9270%           955,000.00
851292       Mountain View                    CA     94043          6.6000%           0.053%          6.5470%         1,100,000.00
851296       Fresno                           CA     93722          6.2200%           0.053%          6.1670%           920,000.00
851299       Santa Ana                        CA     92075          6.8100%           0.053%          6.7570%         1,500,000.00
851303       West Covina                      CA     91790          6.9300%           0.053%          6.8770%         5,600,000.00
851305       Lakeside                         CA     92040          6.3400%           0.053%          6.2870%         2,850,000.00
851306       Las Vegas                        NV     89108          6.3400%           0.053%          6.2870%         5,140,000.00
851307       Irvine                           CA     92612          6.3500%           0.053%          6.2970%         1,500,000.00
851308       Medford                          OR     97504          6.3600%           0.053%          6.3070%           970,000.00
851310       Victorville                      CA     92392          7.3400%           0.053%          7.2870%         1,900,000.00
851312       Tulsa                            OK     74110          6.7200%           0.053%          6.6670%         2,030,000.00
851317       San Diego                        CA     92106          6.9750%           0.053%          6.9220%         6,950,000.00
851319       San Pedro                        CA     90731          5.8900%           0.053%          5.8370%           660,000.00
851320       San Antonio                      TX     78218          6.5300%           0.053%          6.4770%           270,000.00
851322       Lancaster                        CA     93534          5.9600%           0.053%          5.9070%         1,380,000.00
851323       Canyon Country                   CA     91351          5.7500%           0.053%          5.6970%         1,600,000.00
851327       Fife                             WA     98424          6.7000%           0.053%          6.6470%         3,900,000.00
851328       Livermore                        CA     94550          6.9350%           0.053%          6.8820%         2,100,000.00
851329       Brea                             CA     92821          6.2400%           0.053%          6.1870%         1,580,000.00
851330       Reno                             NV     89502          6.5500%           0.053%          6.4970%         1,750,000.00
851333       Thousand Oaks (Newbury Park)     CA     91320          6.1400%           0.053%          6.0870%         2,500,000.00
851334       Olympia                          WA     98501          6.1500%           0.053%          6.0970%         1,650,000.00
851335       San Pedro                        CA     90731          5.8900%           0.053%          5.8370%         1,300,000.00
851336       Sacramento                       CA     95825          7.0300%           0.053%          6.9770%         1,942,500.00
851337       Orangevale                       CA     95662          6.4400%           0.053%          6.3870%         3,000,000.00
851338       Los Angeles                      CA     90023          7.3400%           0.053%          7.2870%         5,000,000.00
851340       Bellflower                       CA     90706          6.5600%           0.053%          6.5070%         2,528,000.00
851341       Bellflower                       CA     90706          6.5600%           0.053%          6.5070%         1,264,000.00
851342       Bellflower                       CA     90706          6.5600%           0.053%          6.5070%         2,640,000.00
851343       Des Moines                       WA     98198          6.6200%           0.053%          6.5670%         1,400,000.00
851344       Torrance                         CA     90505          7.1100%           0.053%          7.0570%         1,500,000.00
851347       Riverside                        CA     92507          6.4400%           0.053%          6.3870%         3,200,000.00
851348       Seattle                          WA     98052          6.6900%           0.053%          6.6370%         1,900,000.00
851349       Chico                            CA     95973          7.3000%           0.053%          7.2470%         1,550,000.00
851351       Irvine                           CA     92606          7.5800%           0.053%          7.5270%         1,075,000.00
851352       Deerfield                        IL     60015          6.3900%           0.053%          6.3370%         2,000,000.00
851353       Arcadia                          CA     91006          6.2000%           0.053%          6.1470%         1,675,000.00
851354       Salem                            OR     97301          6.7100%           0.053%          6.6570%         4,500,000.00
851355       Rancho Cordova                   CA     95742          7.0600%           0.053%          7.0070%         1,225,000.00
851356       Fresno                           CA     93711          7.1600%           0.053%          7.1070%         1,447,000.00
851357       Tallahassee                      FL     32308          6.9000%           0.053%          6.8470%           650,000.00
851358       Henderson                        NV     89015          6.3350%           0.053%          6.2820%         1,100,000.00
851359       Stockton                         CA     95207          6.4200%           0.053%          6.3670%         1,000,000.00
851360       El Cajon                         CA     92020          6.3500%           0.053%          6.2970%           800,000.00
851361       Del Mar                          CA     92014          6.8200%           0.053%          6.7670%         1,760,000.00
851362       San Francisco                    CA     94122          6.1800%           0.053%          6.1270%         1,030,000.00
851363       Houston                          TX     77008          6.7500%           0.053%          6.6970%         1,070,000.00
851364       Abilene                          TX     79605          6.5500%           0.053%          6.4970%         1,800,000.00
851365       San Jose                         CA     95131          6.3500%           0.053%          6.2970%         2,900,000.00
851367       San Diego                        CA     92154          6.5100%           0.053%          6.4570%         9,975,000.00
851369       Santa Clara                      CA     95051          6.2500%           0.053%          6.1970%         3,000,000.00
851370       San Jose                         CA     95131          7.5600%           0.053%          7.5070%         5,100,000.00
851371       Palo Alto                        CA     94301          6.3000%           0.053%          6.2470%         2,400,000.00
851372       Anchorage                        AK     99503          7.2000%           0.053%          7.1470%         1,375,000.00
851373       Mill Valley                      CA     94941          6.6000%           0.053%          6.5470%         1,400,000.00
851374       Portland                         OR     97220          6.2900%           0.053%          6.2370%           750,000.00
851377       San Diego                        CA     92121          5.7500%           0.053%          5.6970%         1,500,000.00
851378       Hayward                          CA     94545          6.9300%           0.053%          6.8770%         3,000,000.00
851381       Clovis                           CA     93612          6.3900%           0.053%          6.3370%         2,800,000.00
851382       Woodland                         CA     95776          7.3200%           0.053%          7.2670%           820,000.00
851383       Walnut Creek                     CA     94596          6.5600%           0.053%          6.5070%         1,700,000.00
851384       Mountain View                    CA     94022          6.7200%           0.053%          6.6670%         6,250,000.00
851385       San Jose                         CA     95128          6.8650%           0.053%          6.8120%         3,525,000.00
851386       Pittsburgh                       PA     15213          7.5200%           0.053%          7.4670%         3,050,000.00
851387       Glendale                         AZ     85301          6.5300%           0.053%          6.4770%         2,700,000.00
851388       Phoenix                          AZ     85029          6.5600%           0.053%          6.5070%         3,800,000.00
851389       San Jose                         CA     95112          6.7000%           0.053%          6.6470%         1,200,000.00
851390       Taylor                           TX     76574          6.2200%           0.053%          6.1670%         1,700,000.00
851391       Santa Rosa                       CA     95401          5.6500%           0.053%          5.5970%         1,412,000.00
851392       El Cajon                         CA     92020          6.5200%           0.053%          6.4670%         1,500,000.00
851393       North Hollywood                  CA     91601          6.7700%           0.053%          6.7170%         1,970,000.00
851394       Los Angeles                      CA     90019          7.0200%           0.053%          6.9670%         1,645,000.00
851395       Hawthorne                        CA     90250          6.7700%           0.053%          6.7170%         2,137,500.00
851396       Canoga Park                      CA     91303          7.0200%           0.053%          6.9670%         1,575,000.00
851398       Hawthorne                        CA     90250          7.0200%           0.053%          6.9670%         1,365,000.00
851399       Van Nuys                         CA     91405          6.7700%           0.053%          6.7170%         3,975,000.00
851400       Panorama City                    CA     91402          6.7100%           0.053%          6.6570%         7,200,000.00
851401       Salt Lake City                   UT     28205          6.4200%           0.053%          6.3670%         1,900,000.00
851402       Salt Lake City                   UT     84109          6.8200%           0.053%          6.7670%           700,000.00
851403       Fresno                           CA     93727          8.2200%           0.053%          8.1670%         5,400,000.00
851404       Austin                           TX     78755          5.9900%           0.053%          5.9370%         5,500,000.00
851405       Carson City                      NV     89701          8.0200%           0.053%          7.9670%         1,500,000.00
851406       Goldsboro                        NC     27534          7.8600%           0.053%          7.8070%         3,600,000.00
851408       Del Mar                          CA     92014          7.0000%           0.053%          6.9470%         2,400,000.00
851409       Hayward                          CA     94544          6.6300%           0.053%          6.5770%         2,040,000.00
851411       Dublin                           CA     94568          6.6300%           0.053%          6.5770%         3,800,000.00
851415       Culver City                      CA     90230          6.4000%           0.053%          6.3470%         3,235,000.00
851416       Los Angeles                      CA     90016          6.3800%           0.053%          6.3270%         1,650,000.00
851418       Pleasant Hill                    CA     94523          6.7800%           0.053%          6.7270%         1,300,000.00
851419                                                              7.0900%           0.053%          7.0370%         5,650,000.00
851420       Burbank                          CA     91504          5.7000%           0.053%          5.6470%         2,625,000.00
851421       Port Orchard                     WA     98366          6.4800%           0.053%          6.4270%         1,100,000.00
851423       Ann Arbor                        MI     48104          8.0700%           0.053%          8.0170%         2,300,000.00
851424       Santa Clara                      CA     95032          6.4900%           0.053%          6.4370%         2,500,000.00
851425       Culver City                      CA     90232          6.7600%           0.053%          6.7070%         5,000,000.00
851426       Redondo Beach                    CA     90277          6.9800%           0.053%          6.9270%         2,220,000.00
851428       Pico Rivera                      CA     90660          6.0700%           0.053%          6.0170%         3,900,000.00
851429       Temple Terrace                   FL     33617          7.8900%           0.053%          7.8370%         1,050,000.00
851430       Apache Junction                  AZ     95219          7.5800%           0.053%          7.5270%         2,600,000.00
851433       Seattle                          WA     98105          6.5300%           0.053%          6.4770%         4,300,000.00
851434       Destin                           FL     32541          7.1200%           0.053%          7.0670%         1,400,000.00
851435       San Francisco                    CA     94111          6.6700%           0.053%          6.6170%         4,800,000.00
851438       Irvine                           CA     92614          6.2600%           0.053%          6.2070%         4,788,000.00
851439       Las Vegas                        NV     89103          6.9100%           0.053%          6.8570%        11,500,000.00
851441       Campbell                         CA     95008          6.5700%           0.053%          6.5170%         1,600,000.00
851442       Riverside                        CA     92501          7.5900%           0.053%          7.5370%         1,000,000.00
851443       Des Peres                        MO     63131          8.2550%           0.053%          8.2020%         8,700,000.00
851444       O'Fallon                         IL     62269          8.2550%           0.053%          8.2020%         6,800,000.00
851445       St. Charles                      MO     63303          8.2550%           0.053%          8.2020%        10,500,000.00
851446       Fairview Heights                 IL     62208          8.2550%           0.053%          8.2020%         3,000,000.00
851447       St. Louis                        MO     63136          7.7350%           0.053%          7.6820%         3,000,000.00
851449       New Middletown                   OH     44442          7.0200%           0.053%          6.9670%         1,610,000.00
851450       North Hollywood                  CA     91606          6.8000%           0.053%          6.7470%         2,320,000.00
851451       Livermore                        CA     94550          6.9200%           0.053%          6.8670%           785,000.00
851452       Livermore                        CA     94550          6.8400%           0.053%          6.7870%         2,000,000.00
851453       Santa Rosa                       CA     95409          7.3300%           0.053%          7.2770%         1,500,000.00
851454       San Jose                         CA     95131          7.5200%           0.053%          7.4670%         7,075,000.00
851455       Simi Valley                      CA     93065          6.8600%           0.053%          6.8070%         6,600,000.00
851456       Portland                         OR     97203          6.6500%           0.053%          6.5970%         1,424,850.00
851457       Manteca                          CA     95336          7.2100%           0.053%          7.1570%         1,200,000.00
851459       Dallas                           TX     75235          6.7200%           0.053%          6.6670%         5,000,000.00
851460       Mill Valley                      CA     94941          6.9000%           0.053%          6.8470%         8,650,000.00
851463       San Diego                        CA     92101          6.2300%           0.053%          6.1770%         1,650,000.00
851464       Glendale                         CA     91201          6.8700%           0.053%          6.8170%         2,500,000.00
851465       Waterford Township               MI     48328          6.7200%           0.053%          6.6670%        10,550,000.00
851467       Loveland                         CO     80538          7.6100%           0.053%          7.5570%         2,650,000.00
851468       San Francisco                    CA     94105          7.1500%           0.053%          7.0970%         5,500,000.00
851469       Davis                            CA     95616          6.6100%           0.053%          6.5570%         5,000,000.00
851472       Oakland                          CA     94609          6.9000%           0.053%          6.8470%         2,475,000.00
851476       Mountain View                    CA     94040          6.9700%           0.053%          6.9170%        19,500,000.00
851477       Walnut Creek                     CA     94596          7.0100%           0.053%          6.9570%         1,500,000.00
851478       Templeton                        CA     93465          7.8400%           0.053%          7.7870%         2,000,000.00
851479       Clackamas                        OR     97015          7.2700%           0.053%          7.2170%         2,950,000.00
851481       West Hollywood                   CA     90069          7.3400%           0.053%          7.2870%         2,500,000.00
851484       Brea                             CA     92821          6.7000%           0.053%          6.6470%         1,750,000.00
851485       Las Vegas                        NV     89102          6.9000%           0.053%          6.8470%         4,400,000.00
851486       El Cajon                         CA     92021          8.0000%           0.053%          7.9470%         1,500,000.00
851487       El Cajon                         CA     92020          8.0000%           0.053%          7.9470%         1,650,000.00
851488       San Diego                        CA     92115          8.0000%           0.053%          7.9470%         5,600,000.00
851493       Ontario                          CA     91761          7.0300%           0.053%          6.9770%         1,700,000.00
851494       Las Vegas                        NV     89102          7.3500%           0.053%          7.2970%         1,550,000.00
851498       Seattle                          WA     98101          7.4300%           0.053%          7.3770%         7,500,000.00
851499       Pleasanton                       CA     94588          7.4250%           0.053%          7.3720%        25,800,000.00
851500       Sacramento                       CA     95825          7.2400%           0.053%          7.1870%        12,000,000.00
851501       Canton                           MI     48187          7.1900%           0.053%          7.1370%         1,650,000.00
851503       Seattle                          WA     98105          7.3900%           0.053%          7.3370%         2,690,000.00
851507       Mankato                          MN     56001          7.2500%           0.053%          7.1970%         2,700,000.00
851508       Reno                             NV     89511          7.4000%           0.053%          7.3470%         2,050,000.00
851520       Mesa                             AZ     85206          7.6000%           0.053%          7.5470%         1,500,000.00
851525       Houston                          TX     77033          7.7300%           0.053%          7.6770%         2,900,000.00
851526       Colorado Springs                 CO     80910          7.3800%           0.053%          7.3270%         1,510,000.00
851528       San Ysidro                       CA     92173          7.4900%           0.053%          7.4370%         2,850,000.00
851530       Atlanta                          GA     30324          7.9350%           0.053%          7.8820%         1,950,000.00
851539       Granbury                         TX     76048          7.7000%           0.053%          7.6470%         1,500,000.00
851548       Henderson                        NC     27536          7.3900%           0.053%          7.3370%         4,745,000.00
851550       Dallas                           TX     75230          7.2150%           0.053%          7.1620%        23,000,000.00
851555       Las Vegas                        NV     85118          8.1350%           0.053%          8.0820%         1,792,500.00
851556       Aurora                           CO     80015          8.3400%           0.053%          8.2870%         1,600,000.00
851560       Snowmass Village                 CO     81615          7.6300%           0.053%          7.5770%         3,750,000.00
851563       Alexandria                       VA     22314          6.9200%           0.053%          6.8670%        22,400,000.00
851565       Cheyenne                         WY     82009          8.3400%           0.053%          8.2870%         1,900,000.00
851569       Washington                       DC     20009          7.8400%           0.053%          7.7870%         1,500,000.00
851577       Tallahassee                      FL     32304          7.1300%           0.053%          7.0770%         3,425,000.00
851578       Gainesville                      FL     32601          6.8700%           0.053%          6.8170%         7,050,000.00
851579       Lexington                        KY     40508          6.8600%           0.053%          6.8070%         5,525,000.00
851580       Oviedo                           FL     32765          7.0000%           0.053%          6.9470%        12,825,000.00
851581       Tallahassee                      FL     32304          6.9200%           0.053%          6.8670%         2,875,000.00
851582       Tallahassee                      FL     32304          6.8300%           0.053%          6.7770%         3,875,000.00
851586       Chandler                         AZ     85225          7.7900%           0.053%          7.7370%         3,100,000.00
851802       Phoenix                          AZ     85032          7.2500%           0.053%          7.1970%        10,000,000.00
851806       San Marcos                       TX     78666          6.8000%           0.053%          6.7470%         2,500,000.00
851808       Redwing                          MN     55066          6.8500%           0.053%          6.7970%         2,100,000.00
851809       Lubbock                          TX     79413          8.2000%           0.053%          8.1470%         2,000,000.00




                               STATED
                              ORIGINAL    REMAINING
                               TERM TO     TERM TO                                                          ORIGINAL
LOAN                          MATURITY    MATURITY                                                         AMORTIZATION
NUMBER      CUT-OFF BALANCE     (MOS.)      (MOS.)    MATURITY DATE    ARD DATE     ARD RATE STEP (BPS)        (MOS.)
-----------------------------------------------------------------------------------------------------------------------------------
850937       $6,806,976.18       180         171        10/01/13                                                180
850952        1,085,817.46       120         110        09/01/08                                                300
850995        5,328,185.10       120         108        07/01/08                                                300
851072        9,395,534.37       115         107        06/01/08                                                324
851087       18,489,569.26       240         228        07/01/18                                                240
851122          730,630.54       180         172        11/01/13                                                180
851129        1,073,369.88       120         108        07/01/08                                                240
851171          819,258.03       120         112        11/01/08                                                360
851174          989,492.15       120         109        08/01/08                                                324
851192        2,185,363.00       180         171        10/01/13                                                180
851195        1,134,631.12       120         110        09/01/08                                                300
851200        2,193,361.66       180         170        09/01/13                                                360
851203        1,091,846.54       180         170        09/01/13                                                360
851219        3,074,252.78       120         114        01/01/09                                                300
851236        1,587,079.69       180         172        11/01/13                                                240
851238          736,195.03       120         111        10/01/08                                                240
851242        1,559,997.96       120         111        10/01/08                                                240
851243        3,204,064.47       120         111        10/01/08                                                300
851244        2,740,504.35       120         110        09/01/08                                                300
851245        4,446,766.78       144         135        10/01/10                                                300
851246        2,978,978.79       180         171        10/01/13                                                360
851248        1,487,643.10       180         170        09/01/13                                                360
851250        1,139,960.78       180         170        09/01/13                                                360
851252          973,094.96       180         172        11/01/13                                                180
851256          984,344.13       180         172        11/01/13                                                180
851258        1,004,414.10       121         113        12/01/08                                                240
851260        1,276,190.41       120         111        10/01/08                                                240
851261        1,346,162.62       240         234        01/01/19                                                240
851263          991,224.29       120         112        11/01/08                                                300
851264        1,778,160.62       120         111        10/01/08                                                300
851265        1,106,267.39       120         110        09/01/08                                                300
851266          992,071.54       120         111        10/01/08                                                360
851267        2,689,667.36       120         111        10/01/08                                                360
851272          991,236.60       180         170        09/01/13                                                360
851273          967,839.34       120         110        09/01/08                                                180
851275          824,605.13       180         171        10/01/13                                                180
851278        1,767,356.47       120         112        11/01/08                                                240
851279        2,162,137.06       240         231        10/01/18                                                240
851280        2,162,137.06       240         231        10/01/18                                                240
851282        1,711,354.61       120         112        11/01/08                                                360
851283        1,486,726.55       120         110        09/01/08                                                360
851284          843,097.07       120         112        11/01/08                                                360
851285        2,083,954.25       120         112        11/01/08                                                360
851286        1,189,002.58       120         111        10/01/08                                                360
851288          944,067.75       120         112        11/01/08                                                300
851292        1,087,313.98       120         111        10/01/08                                                300
851296          912,420.25       120         111        10/01/08                                                360
851299        1,461,310.36       180         172        11/01/13                                                180
851303        5,564,199.62       120         112        11/01/08                                                360
851305        2,815,670.99       120         111        10/01/08                                                300
851306        5,095,939.98       120         111        10/01/08                                                360
851307        1,417,443.97       120         111        10/01/08                                                120
851308          940,789.45       180         171        10/01/13                                                180
851310        1,867,725.09       240         231        10/01/18                                                240
851312        2,005,849.44       120         114        01/01/09                                                240
851317        6,843,468.89       180         172        11/01/13                                                240
851319          648,439.86       120         112        11/01/08                                                240
851320          266,698.97       120         111        10/01/08                                                300
851322        1,326,858.89       120         112        11/01/08                                                144
851323        1,578,771.98       120         111        10/01/08                                                300
851327        3,838,135.44       180         172        11/01/13                                                240
851328        2,083,349.15       120         110        09/01/08                                                360
851329        1,560,650.39       120         111        10/01/08                                                300
851330        1,729,647.33       120         111        10/01/08                                                300
851333        2,483,643.45       120         113        12/01/08                                                360
851334        1,629,490.78       120         111        10/01/08                                                300
851335        1,277,230.11       120         112        11/01/08                                                240
851336        1,909,432.51       240         231        10/01/18                                                240
851337        2,925,221.71       204         195        10/01/15                                                204
851338        4,934,344.99       240         233        12/01/18                                                240
851340        2,491,582.80       240         233        12/01/18                                                240
851341        1,245,791.37       240         233        12/01/18                                                240
851342        2,601,969.33       240         233        12/01/18                                                240
851343        1,383,908.40       120         111        10/01/08                                                300
851344        1,484,141.55       120         111        10/01/08                                                300
851347        3,177,304.28       120         112        11/01/08                                                360
851348        1,878,417.97       180         171        10/01/13                                                300
851349        1,537,634.47       180         173        12/01/13                                                300
851351        1,061,746.37       120         113        12/01/08                                                240
851352        1,981,395.28       120         113        12/01/08                                                300
851353        1,654,350.95       120         111        10/01/08                                                300
851354        4,396,742.07       144         139        02/01/11                                                144
851355        1,214,816.67       120         113        12/01/08                                                300
851356        1,428,170.72       240         233        12/01/18                                                240
851357          633,365.66       180         172        11/01/13                                                180
851358        1,092,025.75       120         112        11/01/08                                                360
851359          983,218.60       240         232        11/01/18                                                240
851360          791,373.71       120         112        11/01/08                                                300
851361        1,744,761.70       120         113        12/01/08                                                300
851362        1,022,289.93       120         112        11/01/08                                                360
851363        1,049,008.05       180         174        01/01/14                                                180
851364        1,770,249.48       241         233        12/01/18                                                240
851365        2,881,844.00       120         113        12/01/08                                                360
851367        9,858,208.85       180         171        10/01/13                                                300
851369        2,918,778.65       180         172        11/01/13                                                180
851370        5,076,750.20       120         116        03/01/09                                                300
851371        2,373,909.62       120         112        11/01/08                                                300
851372        1,354,511.50       240         232        11/01/18                                                240
851373        1,391,688.87       120         113        12/01/08                                                360
851374          743,912.12       120         111        10/01/08                                                360
851377        1,457,618.33       180         172        11/01/13                                                180
851378        2,923,426.97       180         172        11/01/13                                                180
851381        2,724,100.70       180         172        11/01/13                                                180
851382          805,828.81       204         197        12/01/15                                                204
851383        1,684,625.77       120         113        12/01/08                                                300
851384        6,164,014.80       240         233        12/01/18                                                240
851385        3,477,381.44       240         233        12/01/18                                                240
851386        3,012,103.74       240         233        12/01/18                                                240
851387        2,674,464.98       120         113        12/01/08                                                300
851388        3,764,227.21       120         113        12/01/08                                                300
851389        1,168,750.52       180         172        11/01/13                                                180
851390        1,665,130.41       180         174        01/01/14                                                180
851391        1,376,935.83       180         173        12/01/13                                                180
851392        1,484,269.12       180         172        11/01/13                                                300
851393        1,957,971.47       120         113        12/01/08                                                360
851394        1,635,431.82       120         113        12/01/08                                                360
851395        2,124,448.73       120         113        12/01/08                                                360
851396        1,565,838.96       120         113        12/01/08                                                360
851398        1,357,060.46       120         113        12/01/08                                                360
851399        3,950,729.19       120         113        12/01/08                                                360
851400        7,155,524.95       120         113        12/01/08                                                360
851401        1,872,862.60       121         114        01/01/09                                                240
851402          675,272.51       120         114        01/01/09                                                120
851403        5,380,359.10       120         116        03/01/09                                                300
851404        5,452,621.95       120         114        01/01/09                                                300
851405        1,482,538.69       240         233        12/01/18                                                240
851406        3,585,948.95       120         116        03/01/09                                                300
851408        2,381,962.54       120         114        01/01/09                                                300
851409        2,021,765.09       180         173        12/01/13                                                300
851411        3,766,033.03       180         173        12/01/13                                                300
851415        3,203,788.82       120         113        12/01/08                                                300
851416        1,634,032.04       120         113        12/01/08                                                300
851418        1,288,668.36        84          77        12/01/05                                                300
851419        5,609,243.55       240         234        01/01/19                                                300
851420        2,593,579.53       120         112        11/01/08                                                300
851421        1,089,918.77       120         113        12/01/08                                                300
851423        2,293,296.98       120         117        04/01/09                                                300
851424        2,484,805.93       120         113        12/01/08                                                360
851425        4,956,269.84       120         113        12/01/08                                                300
851426        2,207,862.96       180         173        12/01/13                                                360
851428        3,860,431.79       120         113        12/01/08                                                300
851429        1,043,374.91       120         114        01/01/09                                                300
851430        2,569,286.09       228         222        01/01/18                                                228
851433        4,254,978.73       120         112        11/01/08                                                300
851434        1,388,480.52       180         173        12/01/13                                                300
851435        4,775,350.77       120         114        01/01/09                                                360
851438        4,748,485.77       120         114        01/01/09                                                300
851439       11,417,571.21       120         113        12/01/08                                                324
851441        1,542,715.20       120         114        01/01/09                                                120
851442          987,687.03       240         233        12/01/18                                                240
851443        8,606,059.60       236         234        01/01/19                                                235
851444        6,731,734.51       240         234        01/01/19                                                240
851445       10,394,590.07       240         234        01/01/19                                                240
851446        2,969,882.91       240         234        01/01/19                                                240
851447        2,853,464.12       116         114        01/01/09                                                116
851449        1,602,639.95       120         116        03/01/09                                                300
851450        2,306,808.42       120         113        12/01/08                                                360
851451          778,317.24       120         113        12/01/08                                                300
851452        1,982,742.08       120         113        12/01/08                                                300
851453        1,493,289.81       120         114        01/01/09                                                360
851454        7,034,252.56       120         115        02/01/09                                                300
851455        6,550,560.16        84          78        01/01/06                                                300
851456        1,392,401.96       180         173        12/01/13                                                180
851457        1,191,513.63       120         114        01/01/09                                                300
851459        4,961,681.72       120         114        01/01/09                                                300
851460        8,607,643.95       120         114        01/01/09                                                360
851463        1,636,317.62       120         114        01/01/09                                                300
851464        2,481,303.32       120         114        01/01/09                                                300
851465       10,481,120.24       120         115        02/01/09                                                300
851467        2,621,777.99       240         234        01/01/19                                                240
851468        5,460,716.31       120         114        01/01/09                                                300
851469        4,960,992.42       120         114        01/01/09                                                300
851472        2,435,143.99       180         175        02/01/14                                                180
851476       19,356,533.81       120         114        01/01/09                                                300
851477        1,489,036.34       120         114        01/01/09                                                300
851478        1,990,994.19       120         113        12/01/08                                                360
851479        2,903,970.28       180         175        02/01/14                                                180
851481        2,453,350.18       180         174        01/01/14                                                180
851484        1,738,538.94       120         115        02/01/09                                                300
851485        4,362,415.50       120         113        12/01/08                                                300
851486        1,491,997.27       120         115        02/01/09                                                300
851487        1,643,732.88       120         116        03/01/09                                                300
851488        5,570,123.09       120         115        02/01/09                                                300
851493        1,689,433.76       120         115        02/01/09                                                300
851494        1,544,537.25       120         117        04/01/09                                                300
851498        7,467,155.91        84          78        01/01/06                                                360
851499       25,701,453.22        84          79        02/01/06                                                360
851500       11,945,284.50        84          78        01/01/06                                                360
851501        1,644,366.44       120         117        04/01/09                                                300
851503        2,684,294.63       120         118        05/01/09                                                300
851507        2,649,800.12       180         174        01/01/14                                                180
851508        2,037,967.06       120         115        02/01/09                                                300
851520        1,495,238.42       120         117        04/01/09                                                300
851525        2,874,709.76       180         177        04/01/14                                                180
851526        1,506,791.32       120         118        05/01/09                                                300
851528        2,838,061.30       120         116        03/01/09                                                300
851530        1,944,174.47       120         117        04/01/09                                                300
851539        1,495,019.93       240         238        05/01/19                                                240
851548        4,734,936.06       120         118        05/01/09                                                300
851550       22,921,816.40       120         117        04/01/09                                                300
851555        1,790,656.17       120         119        06/01/09                                                300
851556        1,598,998.35       120         119        06/01/09                                                360
851560        3,747,288.59       120         119        06/01/09                                                360
851563       22,366,917.31       120         118        05/01/09                                                360
851565        1,898,110.00       120         119        06/01/09                                                300
851569        1,500,000.00       120         120        07/01/09                                                300
851577        3,425,000.00       120         120        07/01/09                                                300
851578        7,050,000.00       120         120        07/01/09                                                300
851579        5,525,000.00       120         120        07/01/09                                                300
851580       12,825,000.00       120         120        07/01/09                                                300
851581        2,875,000.00       120         120        07/01/09                                                300
851582        3,875,000.00       120         120        07/01/09                                                300
851586        3,100,000.00       120         120        07/01/09                                                360
851802        9,926,042.95       120         110        09/01/08                                                360
851806        2,451,004.84       120         110        09/01/08                                                240
851808        2,032,344.84       120         110        09/01/08                                                180
851809        1,990,373.63       120         112        11/01/08                                                360




                                                                                             DEBT
                                                                                            SERVICE
LOAN       INTEREST ONLY  FIRST PAYMENT                                                     COVERAGE         INTEREST
NUMBER         MONTHS         DATE          MONTHLY P&I     APPRAISED VALUE   CUT-OFF LTV    RATIO         ACCRUAL METHOD
------------------------------------------------------------------------------------------------------------------------------------
850937          0            11/01/98         $64,335         $10,000,000       68.07%       1.04x           Actual/360
850952          0            10/01/98           7,503           1,500,000       72.39%       1.53            Actual/360
850995          0            08/01/98          39,572           8,100,000       65.78%       1.43            Actual/360
851072          0            12/01/98          68,371          13,200,000       71.15%       1.41            Actual/360
851087          0            08/01/98         150,758          26,550,000       69.64%       1.30            Actual/360
851122          0            12/01/98           6,729           1,380,000       52.94%       1.87              30/360
851129          0            08/01/98           8,430           1,775,000       60.47%       1.68              30/360
851171          0            12/01/98           5,231           1,150,000       71.24%       1.67            Actual/360
851174          0            09/01/98           7,042           1,400,000       70.68%       1.46            Actual/360
851192          0            11/01/98          20,400           4,505,000       48.51%       1.69              30/360
851195          0            10/01/98           7,877          14,000,000        8.10%       16.27             30/360
851200          0            10/01/98          14,956           3,000,000       73.11%       1.24            Actual/360
851203          0            10/01/98           7,496           1,750,000       62.39%       1.29            Actual/360
851219          0            02/01/99          20,392           5,200,000       59.12%       1.62            Actual/360
851236          0            12/01/98          12,261           2,150,000       73.82%       1.45            Actual/360
851238          0            11/01/98           5,552           1,710,000       43.05%       2.77            Actual/360
851242          0            11/01/98          11,585           2,900,000       53.79%       1.21            Actual/360
851243          0            11/01/98          21,027           4,740,000       67.60%       1.74            Actual/360
851244          0            10/01/98          19,835           4,550,000       60.23%       1.50              30/360
851245          0            11/01/98          31,077           6,800,000       65.39%       1.57              30/360
851246          0            11/01/98          19,889           4,950,000       60.18%       1.69            Actual/360
851248          0            10/01/98          10,091           2,800,000       53.13%       1.47              30/360
851250          0            10/01/98           7,505           2,380,000       47.90%       2.17              30/360
851252          0            12/01/98           8,700           1,750,000       55.61%       1.41              30/360
851256          0            12/01/98           9,070           1,610,000       61.14%       1.49            Actual/360
851258          0            12/01/98           7,908           1,430,000       70.24%       1.26            Actual/360
851260          0            11/01/98           9,654           2,050,000       62.25%       1.36            Actual/360
851261          0            02/01/99          11,350           2,000,000       67.31%       1.60            Actual/360
851263          0            12/01/98           7,442           1,460,000       67.89%       1.29            Actual/360
851264          0            11/01/98          12,244           2,760,000       64.43%       1.66              30/360
851265          0            10/01/98           7,852           1,620,000       68.29%       1.38            Actual/360
851266          0            11/01/98           6,255           1,375,000       72.15%       1.51            Actual/360
851267          0            11/01/98          17,406           3,530,000       76.19%       1.61            Actual/360
851272          0            10/01/98           6,513           4,100,000       24.18%       4.01              30/360
851273          0            10/01/98           8,916           1,880,000       51.48%       1.43            Actual/360
851275          0            11/01/98           7,484           1,290,000       63.92%       1.29              30/360
851278          0            12/01/98          12,638           4,640,000       38.09%       2.56              30/360
851279          0            11/01/98          17,362           2,850,000       75.86%       1.21              30/360
851280          0            11/01/98          17,362           2,750,000       78.62%       1.21              30/360
851282          0            12/01/98          10,243           4,750,000       36.03%       3.37            Actual/360
851283          0            10/01/98           9,407           2,900,000       51.27%       2.19            Actual/360
851284          0            12/01/98           4,977           2,100,000       40.15%       3.10            Actual/360
851285          0            12/01/98          12,699           3,350,000       62.21%       2.56            Actual/360
851286          0            11/01/98           6,972           2,950,000       40.31%       3.45            Actual/360
851288          0            12/01/98           6,141           1,350,000       69.93%       1.74            Actual/360
851292          0            11/01/98           7,496           1,650,000       65.90%       1.59            Actual/360
851296          0            11/01/98           5,647           1,250,000       72.99%       1.44            Actual/360
851299          0            12/01/98          13,324           2,395,000       61.02%       1.39            Actual/360
851303          0            12/01/98          36,994           7,700,000       72.26%       1.40            Actual/360
851305          0            11/01/98          18,959           4,300,000       65.48%       1.59            Actual/360
851306          0            11/01/98          31,949           7,200,000       70.78%       1.60              30/360
851307          0            11/01/98          16,918           5,335,000       26.57%       2.38              30/360
851308          0            11/01/98           8,375           3,460,000       27.19%       2.90            Actual/360
851310          0            11/01/98          15,121           2,540,000       73.53%       1.64              30/360
851312          0            02/01/99          15,399           2,900,000       69.17%       1.46            Actual/360
851317          0            12/01/98          53,779          10,800,000       63.37%       1.62            Actual/360
851319          0            12/01/98           4,687           1,200,000       54.04%       1.86            Actual/360
851320          0            11/01/98           1,828             470,000       56.74%       1.44              30/360
851322          0            12/01/98          13,438           2,300,000       57.69%       1.72            Actual/360
851323          0            11/01/98          10,066           3,050,000       51.76%       2.43            Actual/360
851327          0            12/01/98          29,538           5,200,000       73.81%       1.27            Actual/360
851328          0            10/01/98          13,880           3,570,000       58.36%       1.78            Actual/360
851329          0            11/01/98          10,413           2,450,000       63.70%       1.61            Actual/360
851330          0            11/01/98          11,871           2,900,000       59.64%       1.96            Actual/360
851333          0            01/01/99          15,215           9,250,000       26.85%       3.96            Actual/360
851334          0            11/01/98          10,783           2,300,000       70.85%       1.75            Actual/360
851335          0            12/01/98           9,231           2,350,000       54.35%       1.86            Actual/360
851336          0            11/01/98          15,095           2,590,000       73.72%       1.23            Actual/360
851337          0            11/01/98          24,232           6,010,000       48.67%       1.79              30/360
851338          0            01/01/99          39,792           7,750,000       63.67%       1.25              30/360
851340          0            01/01/99          18,937           5,250,000       47.46%       1.82              30/360
851341          0            01/01/99           9,469           2,490,000       50.03%       1.91              30/360
851342          0            01/01/99          19,777           5,070,000       51.32%       1.66              30/360
851343          0            11/01/98           9,558           2,225,000       62.20%       1.48            Actual/360
851344          0            11/01/98          10,707           2,800,000       53.01%       1.88            Actual/360
851347          0            12/01/98          20,100           4,425,000       71.80%       1.65            Actual/360
851348          0            11/01/98          13,055           2,750,000       68.31%       1.46            Actual/360
851349          0            01/01/99          11,253           2,075,000       74.10%       1.43            Actual/360
851351          0            01/01/99           8,713           1,580,000       67.20%       1.30            Actual/360
851352          0            01/01/99          13,367           3,200,000       61.92%       2.01            Actual/360
851353          0            11/01/98          10,998           2,800,000       59.08%       1.73            Actual/360
851354          0            03/01/99          45,584          10,500,000       41.87%       1.66              30/360
851355          0            01/01/99           8,705           2,020,000       60.14%       1.48            Actual/360
851356          0            01/01/99          11,358           2,050,000       69.67%       1.29            Actual/360
851357          0            12/01/98           5,806           1,575,000       40.21%       2.15            Actual/360
851358          0            12/01/98           6,834           1,500,000       72.80%       1.78            Actual/360
851359          0            12/01/98           7,409           3,300,000       29.79%       3.06              30/360
851360          0            12/01/98           5,327           1,155,000       68.52%       1.57            Actual/360
851361          0            01/01/99          12,238           2,800,000       62.31%       1.62            Actual/360
851362          0            12/01/98           6,295           2,200,000       46.47%       2.10            Actual/360
851363          0            02/01/99           9,469           1,785,000       58.77%       1.88              30/360
851364          0            12/01/98          13,473           3,380,000       52.37%       1.62              30/360
851365          0            01/01/99          18,045           4,160,000       69.28%       1.79            Actual/360
851367          0            11/01/98          67,414          13,300,000       74.12%       1.41            Actual/360
851369          0            12/01/98          25,723           5,425,000       53.80%       1.49            Actual/360
851370          0            04/01/99          37,888           6,800,000       74.66%       1.38              30/360
851371          0            12/01/98          15,906           4,000,000       59.35%       1.47            Actual/360
851372          0            12/01/98          10,826           2,150,000       63.00%       1.58            Actual/360
851373          0            01/01/99           8,941           2,700,000       51.54%       2.09            Actual/360
851374          0            11/01/98           4,637           1,140,000       65.26%       1.83            Actual/360
851377          0            12/01/98          12,456           2,800,000       52.06%       1.64            Actual/360
851378          0            12/01/98          26,848           4,800,000       60.90%       1.19            Actual/360
851381          0            12/01/98          24,222           5,230,000       52.09%       1.56              30/360
851382          0            01/01/99           7,037           1,270,000       63.45%       1.32            Actual/360
851383          0            01/01/99          11,542           3,200,000       52.64%       1.61            Actual/360
851384          0            01/01/99          47,411          11,200,000       55.04%       1.77            Actual/360
851385          0            01/01/99          27,044           5,500,000       63.23%       1.47            Actual/360
851386          0            01/01/99          24,608           4,100,000       73.47%       1.43            Actual/360
851387          0            01/01/99          18,281           3,600,000       74.29%       1.70              30/360
851388          0            01/01/99          25,801           6,000,000       62.74%       1.37              30/360
851389          0            12/01/98          10,586           2,400,000       48.70%       1.76            Actual/360
851390          0            02/01/99          14,548           3,100,000       53.71%       1.51              30/360
851391          0            01/01/99          11,650           7,480,000       18.41%       3.42            Actual/360
851392          0            12/01/98          10,147           2,450,000       60.58%       1.85            Actual/360
851393          0            01/01/99          12,804           3,000,000       65.27%       1.85              30/360
851394          0            01/01/99          10,966           2,270,000       72.05%       1.53              30/360
851395          0            01/01/99          13,892           2,850,000       74.54%       1.72              30/360
851396          0            01/01/99          10,500           2,275,000       68.83%       1.53              30/360
851398          0            01/01/99           9,100           1,820,000       74.56%       1.34              30/360
851399          0            01/01/99          25,835           5,300,000       74.54%       1.63              30/360
851400          0            01/01/99          46,508           9,600,000       74.54%       1.46              30/360
851401          0            01/01/99          14,077           3,700,000       50.62%       1.69            Actual/360
851402          0            02/01/99           8,063           2,000,000       33.76%       2.06            Actual/360
851403          0            04/01/99          42,468           7,515,000       71.59%       1.35            Actual/360
851404          0            02/01/99          35,403           8,400,000       64.91%       1.68            Actual/360
851405          0            01/01/99          12,565           2,700,000       54.91%       1.67            Actual/360
851406          0            04/01/99          27,452           5,000,000       71.72%       1.39            Actual/360
851408          0            02/01/99          16,963           7,820,000       30.46%       2.98              30/360
851409          0            01/01/99          13,940           4,700,000       43.02%       2.61            Actual/360
851411          0            01/01/99          25,967           6,283,191       59.94%       2.36            Actual/360
851415          0            01/01/99          21,641           4,480,000       71.51%       1.54              30/360
851416          0            01/01/99          11,018           2,930,000       55.77%       1.83              30/360
851418          0            01/01/99           9,006           2,200,000       58.58%       1.67            Actual/360
851419          0            02/01/99          40,258           7,965,000       70.42%       1.43            Actual/360
851420          0            12/01/98          16,435           3,700,000       70.10%       1.63            Actual/360
851421          0            01/01/99           7,414           3,060,000       35.62%       2.75            Actual/360
851423          0            05/01/99          17,859           3,400,000       67.45%       1.28            Actual/360
851424          0            01/01/99          15,785           9,100,000       27.31%       6.14            Actual/360
851425          0            01/01/99          34,577           8,100,000       61.19%       1.86            Actual/360
851426          0            01/01/99          14,740           3,200,000       69.00%       1.66            Actual/360
851428          0            01/01/99          25,295           6,810,000       56.69%       2.15              30/360
851429          0            02/01/99           8,028           1,440,000       72.46%       1.53            Actual/360
851430          0            02/01/99          21,552           3,500,000       73.41%       1.16            Actual/360
851433          0            12/01/98          29,115           7,000,000       60.79%       1.54            Actual/360
851434          0            01/01/99          10,002           3,000,000       46.28%       1.83            Actual/360
851435          0            02/01/99          30,878           6,750,000       70.75%       1.57            Actual/360
851438          0            02/01/99          31,615           6,840,000       69.42%       1.59            Actual/360
851439          0            01/01/99          78,425          18,000,000       63.43%       1.54            Actual/360
851441          0            02/01/99          18,225           2,900,000       53.20%       1.34            Actual/360
851442          0            01/01/99           8,111           1,360,000       72.62%       1.35            Actual/360
851443          0            06/01/99          74,229          12,500,000       68.85%       1.40              30/360
851444          0            02/01/99          57,962          11,500,000       58.54%       1.40              30/360
851445          0            02/01/99          89,500          16,500,000       63.00%       1.40              30/360
851446          0            02/01/99          25,571           5,900,000       50.34%       1.40              30/360
851447          0            06/01/99          35,633           6,400,000       44.59%       1.40              30/360
851449          0            04/01/99          11,400           2,150,000       74.54%       1.48            Actual/360
851450          0            01/01/99          15,125           2,950,000       78.20%       1.53            Actual/360
851451          0            01/01/99           5,508           1,500,000       51.89%       1.70            Actual/360
851452          0            01/01/99          13,932           3,093,000       64.10%       1.45            Actual/360
851453          0            02/01/99          10,314           2,250,000       66.37%       1.46            Actual/360
851454          0            03/01/99          52,376           9,850,000       71.41%       1.41            Actual/360
851455          0            02/01/99          46,060           9,100,000       71.98%       1.35            Actual/360
851456          0            01/01/99          12,530           2,065,000       67.43%       1.15            Actual/360
851457          0            02/01/99           8,643           1,850,000       64.41%       1.81            Actual/360
851459          0            02/01/99          34,451           7,180,000       69.10%       1.67            Actual/360
851460          0            02/01/99          56,969          13,600,000       63.29%       1.77            Actual/360
851463          0            02/01/99          10,864           2,200,000       74.38%       1.62            Actual/360
851464          0            02/01/99          17,463           3,725,000       66.61%       1.73            Actual/360
851465          0            03/01/99          72,691          16,500,000       63.52%       1.76            Actual/360
851467          0            02/01/99          21,527           3,500,000       74.91%       1.28            Actual/360
851468          0            02/01/99          39,401           8,800,000       62.05%       1.53            Actual/360
851469          0            02/01/99          34,105          11,000,000       45.10%       2.09            Actual/360
851472          0            03/01/99          22,108           5,960,000       40.86%       1.35            Actual/360
851476          0            02/01/99         137,449          34,100,000       56.76%       1.89            Actual/360
851477          0            02/01/99          10,611           3,500,000       42.54%       1.99            Actual/360
851478          0            01/01/99          14,453           3,211,000       62.01%       1.37            Actual/360
851479          0            03/01/99          26,963           5,400,000       53.78%       1.23            Actual/360
851481          0            02/01/99          22,949           4,890,000       50.17%       1.81              30/360
851484          0            03/01/99          12,036           3,900,000       44.58%       1.84            Actual/360
851485          0            01/01/99          30,818           8,250,000       52.88%       1.66            Actual/360
851486          0            03/01/99          11,577           2,100,000       71.05%       1.32            Actual/360
851487          0            04/01/99          12,735           2,300,000       71.47%       1.34            Actual/360
851488          0            03/01/99          43,222           7,750,000       71.87%       1.34            Actual/360
851493          0            03/01/99          12,048           2,950,000       57.27%       1.63              30/360
851494          0            05/01/99          11,304           2,700,000       57.21%       2.13              30/360
851498          0            02/01/99          52,082          13,200,000       56.57%       1.60            Actual/360
851499          0            03/01/99         179,074          42,850,000       59.98%       1.37            Actual/360
851500          0            02/01/99          81,780          21,000,000       56.88%       1.59            Actual/360
851501          0            05/01/99          11,863           2,900,000       56.77%       1.85            Actual/360
851503          0            06/01/99          19,687           3,800,000       70.64%       1.33            Actual/360
851507          0            02/01/99          24,642           4,000,000       66.25%       1.44            Actual/360
851508          0            03/01/99          15,016           3,100,000       65.74%       1.33            Actual/360
851520          0            05/01/99          11,183           3,200,000       46.73%       1.75            Actual/360
851525          0            05/01/99          27,264           4,970,000       58.02%       1.25            Actual/360
851526          0            06/01/99          11,041           2,670,000       56.43%       1.33            Actual/360
851528          0            04/01/99          21,043           3,910,000       72.58%       1.37            Actual/360
851530          0            05/01/99          14,967           3,070,000       63.33%       1.43            Actual/360
851539          0            06/01/99          12,268           1,980,000       75.51%       1.45            Actual/360
851548          0            06/01/99          34,726           7,300,000       64.92%       1.46            Actual/360
851550          0            05/01/99         165,727          36,000,000       63.67%       1.55            Actual/360
851555          0            07/01/99          13,995           2,390,000       74.92%       1.37            Actual/360
851556          0            07/01/99          12,122           2,300,000       69.52%       1.37            Actual/360
851560          0            07/01/99          26,555           9,200,000       40.73%       2.13            Actual/360
851563          0            06/01/99         147,826          33,400,000       66.97%       1.43            Actual/360
851565          0            07/01/99          15,095           2,600,000       73.00%       1.19            Actual/360
851569          0            08/01/99          11,419           2,000,000       75.00%       1.53            Actual/360
851577          0            08/01/99          24,492           4,700,000       72.87%       1.53            Actual/360
851578          0            08/01/99          49,245          11,300,000       62.39%       1.86            Actual/360
851579          0            08/01/99          38,558           9,700,000       56.96%       1.87            Actual/360
851580          0            08/01/99          90,644          19,800,000       64.77%       1.61            Actual/360
851581          0            08/01/99          20,173           4,600,000       62.50%       1.73            Actual/360
851582          0            08/01/99          26,969           7,200,000       53.82%       1.98            Actual/360
851586          0            08/01/99          22,295           4,385,000       70.70%       1.36            Actual/360
851802          0            10/01/98          68,218          13,750,000       72.19%       1.30            Actual/360
851806          0            10/01/98          19,083           3,760,000       65.19%       1.30            Actual/360
851808          0            10/01/98          18,700           4,100,000       49.57%       1.51            Actual/360
851809          0            12/01/98          14,955           2,700,000       73.72%       1.21            Actual/360





            REAL                                                                EFFECTIVE         FREE PREPAY
LOAN      PROPERTY                                                            LOCKOUT PERIOD        WINDOW
NUMBER    INTEREST      LIEN POSITION            CALL PROTECTION                   (MOS.)           (MOS.)
------------------------------------------------------------------------------------------------------------------
850937       Fee            First                  > 1% or YM                       36                 6
850952       Fee            First                  Defeasance                       114                6
850995       Fee            First                  Defeasance                       114                6
851072       Fee            First                  Defeasance                       109                6
851087       Fee            First                  Defeasance                       234                6
851122    Leasehold         First                  > 1% or YM                       84                 6
851129       Fee            First                  Defeasance                       114                6
851171       Fee            First                  Defeasance                       114                6
851174       Fee            First                  Defeasance                       114                6
851192       Fee            First        > 1% or YM / Declining Penalty             60                 6
851195       Fee            First                  Defeasance                       114                6
851200       Fee            First           Defeasance / > 1% or YM                 36                 6
851203       Fee            First           Defeasance / > 1% or YM                 36                 6
851219       Fee            First           Defeasance / > 1% or YM                 36                 6
851236       Fee            First                  Defeasance                       174                6
851238       Fee            First                  Defeasance                       114                6
851242       Fee            First                  Defeasance                       114                6
851243       Fee            First                  Defeasance                       114                6
851244       Fee            First              Declining Penalty                                      12
851245       Fee            First              Declining Penalty                                      36
851246       Fee            First                  Defeasance                       174                6
851248       Fee            First           Defeasance / > 1% or YM                 36                 6
851250       Fee            First           Defeasance / > 1% or YM                 36                 6
851252       Fee            First                  Defeasance                       174                6
851256       Fee            First                  Defeasance                       174                6
851258       Fee            First                  Defeasance                       115                6
851260       Fee            First                  Defeasance                       114                6
851261       Fee            First           Defeasance / > 1% or YM                 60                 6
851263       Fee            First                  Defeasance                       114                6
851264       Fee            First                  Defeasance                       114                6
851265       Fee            First           Defeasance / > 1% or YM                 36                 6
851266       Fee            First                  Defeasance                       114                6
851267       Fee            First                  Defeasance                       114                6
851272       Fee            First           Defeasance / > 1% or YM                 36                 6
851273       Fee            First           Defeasance / > 1% or YM                 36                 6
851275       Fee            First                  Defeasance                       174                6
851278       Fee            First                  Defeasance                       114                6
851279       Fee            First                  Defeasance                       234                6
851280       Fee            First                  Defeasance                       234                6
851282       Fee            First           Defeasance / > 1% or YM                 24                 6
851283       Fee            First           Defeasance / > 1% or YM                 35                 6
851284       Fee            First           Defeasance / > 1% or YM                 33                 6
851285       Fee            First           Defeasance / > 1% or YM                 24                 6
851286       Fee            First           Defeasance / > 1% or YM                 34                 6
851288       Fee            First                  Defeasance                       114                6
851292       Fee            First           Defeasance / > 1% or YM                 36                 6
851296       Fee            First                  > 1% or YM                       36                 6
851299       Fee            First                  Defeasance                       174                6
851303       Fee            First                  Defeasance                       114                6
851305       Fee            First           Defeasance / > 1% or YM                 36                 6
851306       Fee            First                  Defeasance                       114                6
851307       Fee            First              Declining Penalty                    36                 6
851308       Fee            First           Defeasance / > 1% or YM                 36                 6
851310       Fee            First                  Defeasance                       234                6
851312       Fee            First                  Defeasance                       114                6
851317    Leasehold         First                  Defeasance                       174                6
851319       Fee            First           Defeasance / > 1% or YM                 36                 6
851320       Fee            First                  Defeasance                       114                6
851322       Fee            First           Defeasance / > 1% or YM                 36                 6
851323       Fee            First           Defeasance / > 1% or YM                 37                 6
851327       Fee            First                  Defeasance                       174                6
851328       Fee            First           Defeasance / > 1% or YM                 36                 6
851329       Fee            First                  Defeasance                       114                6
851330       Fee            First           Defeasance / > 1% or YM                 36                 6
851333       Fee            First              Declining Penalty                                      12
851334       Fee            First                  Defeasance                       114                6
851335       Fee            First           Defeasance / > 1% or YM                 36                 6
851336       Fee            First                  Defeasance                       234                6
851337       Fee            First                  Defeasance                       198                6
851338       Fee            First                  Defeasance                       234                6
851340       Fee            First                  Defeasance                       234                6
851341       Fee            First                  Defeasance                       234                6
851342       Fee            First                  Defeasance                       234                6
851343       Fee            First                  Defeasance                       114                6
851344       Fee            First           Defeasance / > 1% or YM                 36                 6
851347       Fee            First                  Defeasance                       114                6
851348       Fee            First                  Defeasance                       174                6
851349       Fee            First           Defeasance / > 1% or YM                 59                 6
851351       Fee            First                  Defeasance                       114                6
851352       Fee            First                  Defeasance                       114                6
851353       Fee            First           Defeasance / > 1% or YM                 36                 6
851354    Leasehold         First                  Defeasance                       138                6
851355       Fee            First           Defeasance / > 1% or YM                 36                 6
851356       Fee            First                  Defeasance                       234                6
851357       Fee            First                  Defeasance                       174                6
851358       Fee            First           Defeasance / > 1% or YM                 36                 6
851359       Fee            First           Defeasance / > 1% or YM                 36                 6
851360       Fee            First                  Defeasance                       114                6
851361       Fee            First                  Defeasance                       114                6
851362       Fee            First           Defeasance / > 1% or YM                 36                 6
851363       Fee            First                  Defeasance                       174                6
851364       Fee            First                  Defeasance                       235                6
851365       Fee            First                  Defeasance                       114                6
851367       Fee            First                  Defeasance                       174                6
851369       Fee            First                  Defeasance                       174                6
851370       Fee            First                  Defeasance                       114                6
851371       Fee            First           Defeasance / > 1% or YM                 36                 6
851372       Fee            First           Defeasance / > 1% or YM                 48                 6
851373       Fee            First           Defeasance / > 1% or YM                 36                 6
851374       Fee            First           Defeasance / > 1% or YM                 36                 6
851377       Fee            First           Defeasance / > 1% or YM                 36                 6
851378       Fee            First                  Defeasance                       174                6
851381       Fee            First                  Defeasance                       174                6
851382       Fee            First           Defeasance / > 1% or YM                 60                 6
851383       Fee            First                  > 1% or YM                       36                 6
851384       Fee            First                  Defeasance                       234                6
851385       Fee            First                  Defeasance                       234                6
851386       Fee            First                  Defeasance                       234                6
851387       Fee            First                  Defeasance                       114                6
851388       Fee            First                  Defeasance                       114                6
851389       Fee            First           Defeasance / > 1% or YM                 60                 6
851390       Fee            First                  Defeasance                       174                6
851391       Fee            First           Defeasance / > 1% or YM                 60                 6
851392       Fee            First                  Defeasance                       174                6
851393       Fee            First                  Defeasance                       114                6
851394       Fee            First                  Defeasance                       114                6
851395       Fee            First                  Defeasance                       114                6
851396       Fee            First                  Defeasance                       114                6
851398       Fee            First                  Defeasance                       114                6
851399       Fee            First                  Defeasance                       114                6
851400       Fee            First                  Defeasance                       114                6
851401       Fee            First                  Defeasance                       115                6
851402       Fee            First                  Defeasance                       114                6
851403    Leasehold         First                  Defeasance                       114                6
851404       Fee            First                  Defeasance                       114                6
851405       Fee            First                  Defeasance                       234                6
851406    Leasehold         First                  Defeasance                       114                6
851408       Fee            First                  Defeasance                       114                6
851409       Fee            First                  Defeasance                       174                6
851411       Fee            First                  Defeasance                       174                6
851415       Fee            First                  Defeasance                       114                6
851416       Fee            First                  Defeasance                       114                6
851418       Fee            First           Defeasance / > 1% or YM                 37                 6
851419       Fee            First                  Defeasance                       234                6
851420       Fee            First           Defeasance / > 1% or YM                 36                 6
851421       Fee            First           Defeasance / > 1% or YM                 36                 6
851423       Fee            First                  Defeasance                       114                6
851424       Fee            First                  Defeasance                       114                6
851425       Fee            First              Declining Penalty                    36                 6
851426       Fee            First                  Defeasance                       174                6
851428       Fee            First                  Defeasance                       114                6
851429       Fee            First           Defeasance / > 1% or YM                 36                 6
851430       Fee            First                  Defeasance                       222                6
851433       Fee            First                  Defeasance                       114                6
851434       Fee            First                  Defeasance                       174                6
851435       Fee            First           Defeasance / > 1% or YM                 36                 6
851438       Fee            First                  Defeasance                       114                6
851439       Fee            First                  Defeasance                       114                6
851441       Fee            First           Defeasance / > 1% or YM                 36                 6
851442       Fee            First           Defeasance / > 1% or YM                 84                 6
851443       Fee            First                  Defeasance                       230                6
851444       Fee            First                  Defeasance                       234                6
851445       Fee            First                  Defeasance                       234                6
851446       Fee            First                  Defeasance                       234                6
851447       Fee            First                  Defeasance                       110                6
851449       Fee            First                  Defeasance                       114                6
851450       Fee            First                  Defeasance                       114                6
851451       Fee            First                  Defeasance                       114                6
851452       Fee            First                  Defeasance                       114                6
851453       Fee            First                  Defeasance                       114                6
851454       Fee            First                  Defeasance                       114                6
851455       Fee            First                  Defeasance                       78                 6
851456       Fee            First           Defeasance / > 1% or YM                 36                 6
851457       Fee            First           Defeasance / > 1% or YM                 36                 6
851459       Fee            First           Defeasance / > 1% or YM                 36                 6
851460       Fee            First                  Defeasance                       114                6
851463       Fee            First                  Defeasance                       114                6
851464       Fee            First                  Defeasance                       114                6
851465       Fee            First                  Defeasance                       114                6
851467       Fee            First                  Defeasance                       234                6
851468       Fee            First                  Defeasance                       114                6
851469       Fee            First                  Defeasance                       114                6
851472       Fee            First                  Defeasance                       174                6
851476       Fee            First                  Defeasance                       114                6
851477       Fee            First           Defeasance / > 1% or YM                 36                 6
851478       Fee            First           Defeasance / > 1% or YM                 36                 6
851479       Fee            First           Defeasance / > 1% or YM                 36                 6
851481       Fee            First                  Defeasance                       174                6
851484       Fee            First           Defeasance / > 1% or YM                 36                 6
851485       Fee            First                  Defeasance                       116                4
851486       Fee            First                  Defeasance                       114                6
851487       Fee            First                  Defeasance                       114                6
851488       Fee            First                  Defeasance                       114                6
851493       Fee            First                  Defeasance                       114                6
851494       Fee            First                  Defeasance                       114                6
851498    Leasehold         First                  Defeasance                       78                 6
851499       Fee            First                  Defeasance                       78                 6
851500       Fee            First                  Defeasance                       78                 6
851501       Fee            First                  Defeasance                       114                6
851503       Fee            First                  Defeasance                       114                6
851507       Fee            First                  Defeasance                       174                6
851508       Fee            First                  > 1% or YM                       61                 7
851520       Fee            First           Defeasance / > 1% or YM                 36                 6
851525       Fee            First           Defeasance / > 1% or YM                 60                 6
851526       Fee            First                  Defeasance                       114                6
851528       Fee            First                  Defeasance                       114                6
851530       Fee            First           Defeasance / > 1% or YM                 36                 6
851539       Fee            First                  Defeasance                       234                6
851548       Fee            First                  Defeasance                       114                6
851550       Fee            First                  Defeasance                       114                6
851555       Fee            First           Defeasance / > 1% or YM                 35                 6
851556       Fee            First                  Defeasance                       114                6
851560       Fee            First                  Defeasance                       114                6
851563       Fee            First                  Defeasance                       114                6
851565       Fee            First                  Defeasance                       114                6
851569       Fee            First               Defeasance / YM                     35                 6
851577       Fee            First                  Defeasance                       117                3
851578       Fee            First                  Defeasance                       117                3
851579       Fee            First                  Defeasance                       117                3
851580       Fee            First                  Defeasance                       117                3
851581       Fee            First                  Defeasance                       117                3
851582       Fee            First                  Defeasance                       117                3
851586       Fee            First                  Defeasance                       117                3
851802       Fee            First                  > 1% or YM                       49                 3
851806       Fee            First                  Defeasance                       117                3
851808       Fee            First                  Defeasance                       116                4
851809       Fee            First                  Defeasance                       116                4




